Exhibit 10.1

Execution Version

COLLATERAL TRUST AGREEMENT

dated as of August 23, 2016 among

MUFG UNION BANK, N.A.,

as Collateral Trustee

MUFG UNION BANK, N.A.,

as Revolver Agent

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Term Loan Agent

and Acknowledged and Agreed by

Chesapeake Energy Corporation and certain of its subsidiaries

THIS IS THE COLLATERAL TRUST AGREEMENT REFERRED TO IN (A) THE TERM LOAN AGREEMENT DATED AS OF AUGUST 23, 2016 AMONG CHESAPEAKE ENERGY CORPORATION, CERTAIN OF ITS SUBSIDIARIES FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS TERM LOAN AGENT, AND (B) THE CREDIT AGREEMENT DATED AS OF DECEMBER 15, 2014, AMONG CHESAPEAKE ENERGY CORPORATION, CERTAIN OF ITS SUBSIDIARIES FROM TIME TO TIME PARTY THERETO AND MUFG UNION BANK, N.A., AS ADMINISTRATIVE AGENT.

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COLLATERAL TRUST AGREEMENT, dated as of August 23, 2016 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), among MUFG UNION BANK, N.A., as collateral trustee for the Revolver Secured Parties and the Term Loan Secured Parties, each as referred to below (in such capacity, the “Collateral Trustee”), MUFG UNION BANK, N.A., as administrative agent for the Revolver Secured Parties referred to herein (in such capacity, and together with its successors and assigns in such capacity, the “Revolver Agent”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for the Term Loan Secured Parties referred to herein (in such capacity, and together with its successors in such capacity, the “Original Term Loan Agent”) and acknowledged and agreed by Chesapeake Energy Corporation, an Oklahoma corporation (the “Borrower”) and the other Grantors party hereto.

WHEREAS, the Borrower, MUFG Union Bank, N.A., as administrative agent (in such capacity, the “Original Revolver Agent”), and the lenders party thereto from time to time, entered into that certain Credit Agreement dated as of December 15, 2014 (as amended, restated, supplemented, modified or refinanced from time to time prior to the date hereof and thereafter in accordance with the terms of this Agreement, the “Original Revolver Credit Agreement”), providing for a revolving credit facility of up to $4,000,000,000 (the “Original Revolver Credit Facility”);

WHEREAS, the Borrower and the Original Term Loan Agent are entering into that certain Term Loan Agreement, dated as of the date hereof (as amended, restated, supplemented, modified or refinanced from time to time in accordance with the terms of this Agreement, the “Original Term Loan Credit Agreement”), providing for a term credit facility (the “Original Term Loan Credit Facility”);

WHEREAS, the Original Revolver Agent is party to that certain Intercreditor Agreement, dated as of December 23, 2015 (the “Second Lien Intercreditor Agreement”), between the Original Revolver Agent and Deutsche Bank Trust Company as the Second Lien Collateral Trustee (as defined therein), pursuant to which the Revolver Obligations constitute “Priority Lien Obligations” under and as defined in the Second Lien Intercreditor Agreement;

WHEREAS, the Revolver Obligations are secured by the Revolver Collateral pursuant to the terms of the Revolver Documents;

WHEREAS, the Term Loan Obligations are secured by the Term Loan Collateral pursuant to the terms of the Term Loan Documents;

WHEREAS, pursuant to Section 4.04(b) of the Second Lien Intercreditor Agreement, the Borrower has designated the Original Term Loan Credit Facility as an “Additional Priority Lien Debt Facility” under (and as defined in) the Second Lien Intercreditor Agreement, and the Term Loan Obligations constitute (together with the Revolver Obligations) “Priority Lien Obligations” under (and as defined in) the Second Lien Intercreditor Agreement and the Original Term Loan Agent has executed a “Priority Confirmation Joinder” under (and as defined in) the Second Lien Intercreditor Agreement;

WHEREAS, this Agreement sets forth the terms on which each Priority Secured Party (other than the Collateral Trustee) has appointed the Collateral Trustee to act as the collateral trustee for the present and future holders of the Priority Obligations to receive, hold, maintain, administer and distribute the Shared Collateral at any time delivered to the Collateral Trustee or the subject of the Security Documents, and to enforce the Security Documents and all interests, rights, powers and remedies of the Collateral Trustee with respect thereto or thereunder and the proceeds thereof;

WHEREAS, the Revolver Documents and the Term Loan Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Shared Collateral; and

WHEREAS, in order to induce the Original Revolver Agent and the other Revolver Secured Parties to consent to the incurring of the Term Loan Obligations and to induce the Revolver Secured Parties to continue to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower, the Original Term Loan Agent, on behalf of the Term Loan Secured Parties, has agreed to the provisions set forth in this Agreement.

NOW THEREFORE, in consideration of the foregoing, the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Original Revolver Agent (for itself and on behalf of the Revolver Secured Parties) and the Original Term Loan Agent (for itself and on behalf of the Term Loan Secured Parties) agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Construction; Certain Defined Terms. (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any reference herein to any agreement, instrument, other document, statute or regulation shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (vi) the term “or” is not exclusive and (vii) the term “exercise of rights and remedies” or terms of like import include remedial acts to which the Borrower or a Grantor consent or assist.

(b) All terms used in this Agreement that are defined in Article 1, 8 or 9 of the New York UCC (whether capitalized herein or not) and not otherwise defined herein have the meanings assigned to them in Article 1, 8 or 9 of the New York UCC. If a term is defined in Article 9 of the New York UCC and another Article of the UCC, such term shall have the meaning assigned to it in Article 9 of the New York UCC.

(c) Unless otherwise indicated, capitalized terms used but not defined herein shall have the meaning given to such terms in the Revolver Credit Agreement as in effect on the date hereof (or as any such defined term may be amended in a manner not materially adverse to the holders of Term Loan Obligations).

(d) As used in this Agreement, the following terms have the meanings specified below:

“Accounts” has the meaning assigned to such term in Section 5.01.

“Additional Term Loan Credit Facility” means any credit agreement, indenture, note or other definitive loan agreement governing Indebtedness for which the requirements of Section 6.04(b) of this Agreement have been satisfied, as amended, restated, modified, renewed, refunded, restated, restructured, increased, supplemented, replaced or refinanced in whole or in part from time to time in accordance with each applicable Priority Debt Document; provided that neither the Original Term Loan Credit Facility nor any Term Loan Substitute Credit Facility shall constitute an Additional Term Loan Credit Facility at any time.

“Additional Term Loan Documents” means each Additional Term Loan Credit Facility and the Additional Term Loan Security Documents.

“Additional Term Loan Obligations” means, with respect to any Grantor, any obligations of such Grantor owed to any Additional Term Loan Secured Party (or any of its Affiliates) in respect of the Additional Term Loan Documents.

“Additional Term Loan Secured Parties” means, at any time, the trustee, agent or other representative of the holders of any Series of Term Loan Debt who maintains the transfer register for such Series of Term Loan Debt (other than the Original Term Loan Credit Facility or any Term Loan Substitute Credit Facility), the beneficiaries of each indemnification obligation undertaken by any Grantor under any Additional Term Loan Document and each other holder of, or obligee in respect of, any holder or lender pursuant to any Series of Term Loan Debt outstanding at such time; provided that the Original Term Loan Secured Parties shall not be deemed Additional Term Loan Secured Parties.

“Additional Term Loan Security Documents” means the Additional Term Loan Credit Facility (insofar as the same grants a Lien on the Shared Collateral) and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by the Borrower or any other Grantor creating (or purporting to create) a Lien upon the Term Loan Collateral in favor of the Additional Term Loan Secured Parties.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person will be deemed to be control. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Authorized Officer” shall mean as to any Person the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, the Treasurer, the Vice President-Finance, the General Counsel, any Senior Vice President or any Executive Vice President of such Person (or, in the case of any limited partnership without its own officers, any of the foregoing of the general partner of such limited partnership). Any document delivered hereunder that is signed by an Authorized Officer shall be conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of the Borrower or any other Grantor, and such Authorized Officer shall be conclusively presumed to have acted on behalf of such Person.

“Banking Services” means (a) commercial credit cards, merchant card services, purchase or debit cards, including non-card e-payables services, (b) treasury management services (including controlled disbursement, overdraft, automated clearing house fund transfer services, return items and interstate depository network services) and (c) any other demand deposit or operating account relationships or other cash management services, including pursuant to any agreement in respect of the foregoing.

“Banking Services Obligations” means any and all Obligations of the Borrower or any other Grantor, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Banking Services Provider” means any Person (other than the Borrower or any Subsidiary) that (a) at the time it enters into an agreement governing Banking Services is a lender under the Revolver Credit Agreement, the administrative agent under the Revolver Credit Agreement or an Affiliate of any of them or (b) at any time after it enters into an agreement governing Banking Services, becomes a lender under the Revolver Credit Agreement, the administrative agent under the Revolver Credit Agreement or an Affiliate of any of them.

“Bankruptcy Code” means Title 11 of the United States Code (as amended, from time to time).

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law providing for the relief of debtors.

“Board of Directors” means, as to any Person, the board of directors or other governing body of such Person, or if such Person is owned or managed by a single entity, the board of directors or other governing body of such entity.

“Borrower” has the meaning assigned to such term in the preamble hereto.

“Business Day” means any day on which the New York Stock Exchange is open for trading and which is not a Legal Holiday.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of corporate stock, partnership or limited liability company interests or other equity securities (including, without limitation, beneficial interests in or other securities of a trust) and any and all warrants, options and rights with respect thereto (whether or not currently exercisable), including each class of common stock and preferred stock of such Person.

“Collateral Trustee” has the meaning assigned to such term in the preamble hereto.

“Collateral Trust Joinder” means an agreement substantially in the form of Exhibit B hereto.

“Controlling Priority Debt Representative” means, the Revolver Agent until the Discharge of Revolver Obligations and thereafter, the Term Loan Agent.

“Credit Facilities” means one or more debt facilities (including, without limitation, the Original Revolver Credit Agreement and the Original Term Loan Credit Agreement) or commercial paper facilities, in each case with banks, investment banks, insurance companies, mutual funds and/or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from (or sell receivables to) such lenders against such receivables) or letters of credit, in each case, as amended, extended, restated, renewed, refunded, replaced (whether contemporaneously or otherwise) or refinanced (in each case with Credit Facilities), supplemented or otherwise modified (in whole or in part and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time.

“DIP Financing” has the meaning assigned to such term in Section 6.02(b).

“DIP Financing Liens” has the meaning assigned to such term in Section 6.02(b).

“DIP Lenders” has the meaning assigned to such term in Section 6.02(b).

“Discharge of Priority Obligations” means the occurrence of the Discharge of Revolver Obligations and the Discharge of Term Loan Obligations.

“Discharge of Revolver Obligations” means the occurrence of all of the following:

(a) termination or expiration of all commitments to extend credit that would constitute Revolver Debt;

(b) payment in full in cash of the principal of and interest and premium (if any) on all Revolver Debt (other than any undrawn letters of credit), including the payment in full in cash of all Post-Petition Interest with respect to the Revolver Debt and, for the avoidance of doubt, all amounts drawn under letters of credit constituting Revolver Obligations for which the issuing bank has not been reimbursed by the Borrower;

(c) discharge or cash collateralization in an amount equal to 103% of the sum of the aggregate undrawn amount of all then outstanding letters of credit constituting Revolver Obligations and the aggregate fronting and similar fees which will accrue thereon through the stated expiry of such letters of credit;

(d) payment of all obligations under Hedging Obligations to the extent they are secured under the terms of the Revolver Documents then due and payable (or, with respect to any particular Hedge Agreement, termination of such agreement and payment in full in cash of all obligations thereunder or such other arrangements as have been made by the counterparty thereto (and communicated to the Revolver Agent) pursuant to the terms of the Revolver Credit Agreement); and

(e) payment in full in cash of all other Revolver Obligations that are outstanding and unpaid at the time the Revolver Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at or prior to such time);

provided that, if, at any time after the Discharge of Revolver Obligations has occurred, the Borrower enters into any Revolver Document evidencing a Revolver Obligation which incurrence is not prohibited by the applicable Priority Debt Documents, then such Discharge of Revolver Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Revolver Obligations (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Revolver Obligations), and, from and after the date on which the Borrower designates such Indebtedness as Revolver Debt in accordance with this Agreement, the obligations under such Revolver Document shall automatically and without any further action be treated as Revolver Obligations for all purposes of this Agreement, including for purposes of the priorities and rights in respect of recovery on the Shared Collateral set forth in this Agreement, any Term Loan Obligations shall be deemed to have been at all times Term Loan Obligations and at no time Revolver Obligations. For the avoidance of doubt, a Replacement as contemplated by Section 6.04(a) shall not be deemed to cause a Discharge of Revolver Obligations.

“Discharge of Term Loan Obligations” means the payment in full of all Term Loan Obligations, including the payment in full in cash of all Post-Petition Interest with respect to the Term Loan Debt (other than indemnification and other contingent obligations for which no claim has been asserted at the relevant time of determination) and the termination or expiration of all commitments to extend credit that would constitute Term Loan Debt.

“Disposition” shall mean any sale, lease, exchange, assignment, license, contribution, transfer or other disposition. “Dispose” shall have a correlative meaning.

“Enforcement Action” means, with respect to any Priority Obligations, (a) the taking of any action to enforce any Lien in respect of the Shared Collateral, including the institution of any foreclosure proceedings, the noticing of any public or private sale or other disposition under the Bankruptcy Code or any attempt to vacate or obtain relief from a stay or other injunction restricting any other action described in this definition, (b) the exercise of any right or remedy provided to a secured creditor on account of a Lien under the Priority Documents (including, in either case, any delivery of any notice to seek to obtain payment directly from any account debtor of the Borrower or any Guarantor or the taking of any action or the exercise of any right or remedy in respect of the setoff or recoupment against, collection or foreclosure on or marshalling of the Shared Collateral or proceeds of Shared Collateral), under applicable law, at equity, in an Insolvency or Liquidation Proceeding or otherwise, including the acceptance of Shared Collateral in full or partial satisfaction of a Lien, (c) the sale, assignment, transfer, lease, license, or other disposition as a secured creditor on account of a Lien of all or any portion of the Shared Collateral, by private or public sale (judicial or non-judicial) or any other means, (d) the solicitation of bids from third parties to conduct the liquidation of all or a portion of the Shared Collateral as a secured creditor on account of a Lien, (e) the exercise of any other enforcement right relating to the Shared Collateral (including the exercise of any voting rights relating to any capital stock composing a portion of the Collateral) whether under the Priority Debt Documents, under applicable law of any jurisdiction, in equity, in an Insolvency or Liquidation Proceeding, or otherwise, or (f) the appointment of a receiver, manager or interim receiver of all or any portion of the Shared Collateral or the commencement of, or the joinder with any creditor in commencing, any Insolvency or Liquidation Proceeding against the Borrower or any Grantor or any assets of the Borrower or any Grantor.

“Governmental Authority” means the government of the United States or any other nation, or any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantor” means the Borrower, each subsidiary of the Borrower that shall have granted any Lien in favor of any of the Revolver Agent, the Term Loan Agent or the Collateral Trustee on any of its assets or properties to secure any of the Priority Secured Obligations.

“Hedge Agreements” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, fixed-price physical delivery contracts, whether or not exchange traded, or any other similar transactions or any combination of any of the foregoing

(including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement and (c) other agreements or arrangements designed to protect a Person or any subsidiary thereof against fluctuations in interest rates, commodity prices or currency exchange rates. Notwithstanding the foregoing, agreements or obligations entered into in the ordinary course of business to physically buy or sell any commodity produced from the Borrower’s and the Subsidiaries’ Oil and Gas Properties or electricity generation facilities under an agreement that has a tenor under 90 days shall not be considered Hedge Agreements.

“Hedge Bank” means any Person (other than the Borrower or any Subsidiary) that (a) at the time it enters into a Hedge Agreement is a lender under the Revolver Credit Agreement, the administrative agent under the Revolver Credit Agreement or an Affiliate of any of them or (b) at any time after it enters into a Hedge Agreement, becomes a lender under the Revolver Credit Agreement, the administrative agent under the Revolver Credit Agreement or an Affiliate of any of them.

“Hedging Obligations” means, with respect to any Person, the obligations of such Person incurred in the normal course of business and not for speculative purposes under Hedge Agreements.

“Indemnified Liabilities” means any and all liabilities (including all environmental liabilities), obligations, losses, damages, penalties, actions, judgments, suits, costs, taxes, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance, administration or enforcement of this Agreement or any of the other Security Documents, including any of the foregoing relating to the use of proceeds of any Revolver Debt or Term Loan Debt or the violation of, noncompliance with or liability under, any law (including environmental laws) applicable to or enforceable against the Borrower, any subsidiary of the Borrower or any other Grantor or any of the Shared Collateral and all reasonable costs and expenses (including reasonable fees and expenses of legal counsel selected by the Indemnitee) incurred by any Indemnitee in connection with any claim, action, investigation or proceeding in any respect relating to any of the foregoing, whether or not suit is brought.

“Indemnitee” has the meaning assigned to such term in Section 11.18.

“Insolvency or Liquidation Proceeding” means:

(a) any case commenced by or against the Borrower or any other Grantor under the Bankruptcy Code or any other Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(b) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c) any other proceeding of any type or nature including any composition agreement in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Legal Holiday” means a Saturday, a Sunday or a day on which banks and trust companies in The City of New York are not required by law or executive order to be open.

“Lien” means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement or a financing lease, consignment or bailment for security purposes or (b) Production Payments and the like payable out of Oil and Gas Properties; provided that in no event shall an operating lease be deemed to be a Lien.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means any principal (including reimbursement obligations and obligations to provide cash collateral with respect to letters of credit whether or not drawn), interest, premium (if any), fees, indemnifications, reimbursements, expenses and other liabilities payable under the documentation governing any Indebtedness, including Post-Petition Interest, including any applicable post-default interest rate even if such interest is not enforceable, allowable or allowed as a claim in any Insolvency or Liquidation Proceeding.

“Officers’ Certificate” means a certificate signed on behalf of the Borrower by any Authorized Officer or Authorized Officers of the Borrower.

“Original Revolver Agent” has the meaning assigned to such term in the preamble hereto.

“Original Revolver Credit Agreement” has the meaning assigned to such term in the recitals hereto.

“Original Revolver Credit Facility” has the meaning assigned to such term in the recitals hereto.

“Original Term Loan Agent” has the meaning assigned to such term in the preamble hereto.

“Original Term Loan Credit Agreement” has the meaning assigned to such term in the recitals hereto.

“Original Term Loan Credit Facility” has the meaning assigned to such term in the recitals hereto.

“Original Term Loan Documents” means the Original Term Loan Credit Agreement, the Original Term Loan Security Documents and all other loan documents, notes, guarantees, instruments and agreements governing or evidencing, or executed and delivered in connection with, the Original Term Loan Credit Agreement or any Term Loan Substitute Credit Facility.

“Original Term Loan Obligations” means, with respect to any Grantor, any Obligations of such Grantor owed to any Original Term Loan Secured Party (or any of its Affiliates) in respect of the Original Term Loan Documents.

“Original Term Loan Secured Parties” means, at any time, the Original Term Loan Agent, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Original Term Loan Document, and each holder or lender pursuant to any Original Term Loan Document outstanding at such time; provided that the Additional Term Loan Secured Parties shall not be deemed Original Term Loan Secured Parties.

“Original Term Loan Security Documents” means the Original Term Loan Credit Agreement (insofar as the same grants a Lien on the Shared Collateral), each agreement listed in Part B of Exhibit C hereto and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by the Borrower or any other Grantor creating (or purporting to create) a Lien upon Shared Collateral in favor of the Collateral Trustee to secure Original Term Loan Obligations.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Post-Petition Interest” means any interest, fees, expenses or other amounts that accrues or would have accrued after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable in any such Insolvency or Liquidation Proceeding.

“Priority Confirmation Joinder” means an agreement substantially in the form of Exhibit A.

“Priority Debt Documents” means the Revolver Documents and the Term Loan Documents.

“Priority Debt Representative” means the Collateral Trustee, the Revolver Agent, the Term Loan Agent and each other Priority Debt Representative that becomes a party hereto pursuant to a Priority Confirmation Joinder.

“Priority Lien Agent” has the meaning assigned to such term in the Second Lien Intercreditor Agreement.

“Priority Liens” means, collectively, the Revolving Liens and the Term Loan Liens.

“Priority Obligations” means the Revolver Obligations and the Term Loan Obligations.

“Priority Secured Parties” means the Collateral Trustee, the Revolver Secured Parties and the Term Loan Secured Parties.

“Proceeds” means any proceeds (as defined in the New York UCC) of, from or on account of any Shared Collateral, any interest earned thereon, any insurance proceeds, any proceeds or value resulting from the Disposition of the Shared Collateral, whether such Disposition occurs during an Insolvency or Liquidation Proceeding or otherwise, any amounts to which any Priority Secured Parties are entitled under (and as defined in) the Second Lien Intercreditor Agreement and consideration received as a result of any distribution of or in respect of any Shared Collateral (or the proceeds thereof whether or not expressly characterized as such) upon any Insolvency or Liquidation Proceeding.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.

“Recovery” has the meaning assigned to such term in Section 6.03.

“Replaces” means, (a) in respect of any agreement or facility with reference to the Revolver Credit Agreement, the Revolver Obligations or any Revolver Credit Facility (including a Revolver Substitute Credit Facility), that such agreement or facility refunds, refinances or replaces the Revolver Credit Agreement, the Revolver Obligations or such Revolver Credit Facility in whole (in a transaction that is in compliance with Section 6.04(a)) and that all commitments thereunder are terminated, or, to the extent permitted by the terms of the Revolver Credit Agreement or such Revolver Credit Facility, in part and (b) in respect of any agreement or facility with reference to the Term Loan Credit Agreement, the Term Loan Obligations or any Term Loan Credit Facility (including a Term Loan Substitute Credit Facility), that such agreement or facility refunds, refinances or replaces the Term Loan Credit Agreement, the Term Loan Obligations or such Term Loan Credit Facility in whole (in a transaction that is in compliance with Section 6.04(a)) and that all commitments thereunder are terminated, or, to the extent permitted by the terms of the Term Loan Credit Agreement or such Term Loan Credit Facility, in part. “Replace,” “Replaced” and “Replacement” shall have correlative meanings.

“Required Priority Lenders” means, collectively, the Required Revolver Lenders and the Required Term Loan Lenders.

“Required Revolver Lenders” means those “Lenders” (as defined in the Revolver Credit Agreement) and any other Person required in the Revolver Credit Agreement, required to amend, supplement or modify a provision of a “Credit Document” (as defined in the Revolver Credit Agreement), pursuant to Section 13.1 of the Revolver Credit Agreement the same as, or similar to any provision of a Security Document to be amended pursuant to Section 7.01.

“Required Term Loan Lenders” means those “Lenders” (as defined in the Term Loan Credit Agreement) and any other Person required in the Term Loan Credit Agreement, required to amend, supplement or modify a provision of a “Credit Document” (as defined in the Term Loan Credit Agreement), pursuant to Section 12.1 of the Term Loan Credit Agreement the same as, or similar to any provision of a Security Document to be amended pursuant to Section 7.01.

“Revolver Agent” means the Original Revolver Agent, and, from and after the date of execution and delivery of a Revolver Substitute Credit Facility, the agent, collateral agent, trustee or other representative of the lenders or holders of the indebtedness and other Obligations evidenced thereunder or governed thereby, in each case, together with its successors in such capacity.

“Revolver Collateral” means all “Collateral”, as defined in the Revolver Credit Agreement or any other Revolver Document, and any other assets of any Grantor now or at any time hereafter subject to Liens which secure or purport to secure any Revolver Obligation.

“Revolver Credit Agreement” means the Original Revolver Credit Agreement and any credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument evidencing or governing the terms of any Revolver Substitute Credit Facility.

“Revolver Credit Facility” means the Original Revolver Credit Facility and any Revolver Substitute Credit Facility.

“Revolver Debt” means the indebtedness under the Original Revolver Credit Agreement and guarantees thereof (including letters of credit and reimbursement obligations with respect thereto) and indebtedness under any Revolver Substitute Credit Facility. For purposes of this Agreement, indebtedness under the Original Revolver Credit Agreement as in effect on the date hereof is permitted to be incurred under the Original Term Loan Credit Agreement.

“Revolver Documents” means the Revolver Credit Agreement, the Revolver Security Documents, the other “Loan Documents” (as defined in the Original Revolver Credit Agreement), any documents with respect to Hedging Obligations and Banking Service Obligations in each case to the extent such obligations are secured pursuant to the terms of the Revolver Security Documents, and all other loan documents, notes, guarantees, instruments and agreements governing or evidencing, or executed or delivered in connection with, any Revolver Substitute Credit Facility.

“Revolver Lien” means a Lien granted by the Borrower or other Grantor in favor of the Collateral Trustee, at any time, upon any Property of the Borrower or such Grantor or the proceeds thereof to secure Revolver Obligations (including Liens on such Revolver Collateral under the security documents associated with any Revolver Substitute Credit Facility).

“Revolver Obligations” means Revolver Debt and all other Obligations in respect thereof, including all “Obligations” under (and as defined in) the Original Revolver Credit Agreement (including with Hedging Obligations owed to a Hedge Bank) and any other Hedging Obligations or Banking Services Obligations, as applicable. For the avoidance of doubt, Hedging Obligations and Banking Services Obligations shall only constitute Revolver Obligations to the extent that such Hedging Obligations or Banking Services Obligations, as applicable, are secured under the terms of the Revolver Documents. Notwithstanding any other provision hereof, the term “Revolver Obligations” will include accrued interest, fees, costs, and other charges incurred under the Revolver Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding and whether or not allowable in an Insolvency or Liquidation Proceeding.

“Revolver Secured Parties” means, at any time, the Revolver Agent, each lender or issuing bank under the Revolver Credit Agreement, each holder, provider or obligee of any Hedging Obligations owed to a Hedge Bank and Banking Services Obligations owed to a Banking Services Provider, if applicable, and any other party that is a secured party (or a party entitled to the benefits of the security) under any Revolver Document, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Revolver Document, each other Person that provides letters of credit, guarantees or other credit support related thereto under any Revolver Document and each other holder of, or obligee in respect of, any Revolver Obligations (including pursuant to a Revolver Substitute Credit Facility).

“Revolver Security Documents” means the Revolver Credit Agreement (insofar as the same grants a Lien on the Revolver Collateral), each agreement listed in Part A of Exhibit C hereto, and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by the Borrower or any other Grantor creating (or purporting to create) a Lien upon Revolver Collateral in favor of the Revolver Agent (which will be subsequently assigned to the Collateral Trustee as contemplated by this Agreement) (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any Revolver Substitute Credit Facility).

“Revolver Substitute Credit Facility” means any Credit Facility with respect to which the requirements contained in Section 6.04(a) of this Agreement have been satisfied and that Replaces the Revolver Credit Facility then in existence, as amended, restated, supplemented, modified or refinanced from time as permitted by this Agreement. For the avoidance of doubt, no Revolver Substitute Credit Facility shall be required to be a revolving, term or asset-based loan facility and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any Revolver Lien securing such Revolver Substitute Credit Facility shall be subject to the terms of this Agreement for all purposes (including the lien priorities as set forth herein as of the date hereof). For purposes of this Agreement the Original Revolver Credit Facility does not constitute a Revolver Substitute Credit Facility.

“Second Lien Debt” has the meaning assigned to such term in the Second Lien Intercreditor Agreement.

“Second Lien Intercreditor Agreement” has the meaning assigned to such term in the recitals hereto.

“Security Documents” means this Agreement, the Revolver Security Documents and the Term Loan Security Documents.

“Series of Term Loan Debt” means, severally, the Original Term Loan Credit Facility and each other issue or series of Term Loan Debt (including any Additional Term Loan Credit Facility or Term Loan Substitute Credit Facility) for which a single transfer register is maintained.

“Shared Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting the Revolver Collateral and/or the Term Loan Collateral.

“Standstill Period” has the meaning assigned to such term in Section 5.02.

“subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise expressly provided, all references herein to a “subsidiary” shall mean a subsidiary of the Borrower.

“Term Loan Agent” means (a) the Original Term Loan Agent, (b) from and after the date of execution and delivery of a Term Loan Substitute Credit Facility, the agent, collateral agent, trustee or other representative of the lenders or holders of the indebtedness and other Obligations evidenced thereunder or governed thereby and (c) in the case of any other Series of Term Loan Debt, the trustee, agent or representative of the holders of such Series of Term Loan Debt who is appointed as a Term Loan Agent (for purposes related to the administration of the security documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Term Loan Debt, in each case together with its successors in such capacity appointed pursuant to the terms of the Original Term Loan Credit Agreement, Term Loan Substitute Credit Facility or Additional Term Loan Facility, as applicable. In any instance where Additional Term Loan Debt is issued and the trustee, agent, or representative of such Series of Term Loan Debt has become a Priority Debt Representative, the term “Term Loan Agent” shall include each Term Loan Agent at such time.

“Term Loan Collateral” shall mean all “Collateral”, as defined in the Term Loan Credit Agreement or any other Term Loan Document, and any other assets of any Grantor now or at any time hereafter subject to Liens which secure or purport to secure any Term Loan Obligation.

“Term Loan Credit Agreement” means the Original Term Loan Credit Agreement and any credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument evidencing or governing the terms of any Term Loan Substitute Credit Facility or Additional Term Loan Credit Facility.

“Term Loan Credit Facility” means the Original Term Loan Credit Facility and any Term Loan Substitute Credit Facility or Additional Term Loan Credit Facility.

“Term Loan Debt” means the indebtedness under the Original Term Loan Credit Facility and guarantees thereof and all additional indebtedness incurred under any Additional Term Loan Documents, and all indebtedness incurred under any Term Loan Substitute Credit Facility, in each case that was permitted to be incurred and secured under the Revolver Documents and with respect to which the requirements of Section 6.04(a) or Section 6.04(b), as applicable, have been satisfied.

“Term Loan Documents” means the Original Term Loan Documents and the Additional Term Loan Documents.

“Term Loan Lien” means a Lien granted by a Term Loan Document to the Collateral Trustee, at any time, upon any Term Loan Collateral by any Grantor to secure the Term Loan Obligations (including Liens on such Term Loan Collateral under the security documents associated with any Term Loan Substitute Credit Facility).

“Term Loan Obligations” means Term Loan Debt and all other Obligations in respect thereof. Notwithstanding any other provision hereof, the term “Term Loan Obligations” will include accrued interest, premiums, fees, costs, and other charges incurred under the Term Loan Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding and whether or not allowable in an Insolvency or Liquidation Proceeding. As between the holders of the Term Loan Obligations, each Series of Term Loan Debt may have such rights and relative priorities (including with respect to payment) as the holders of the Term Loan Obligations may agree.

“Term Loan Secured Parties” means the Original Term Loan Secured Parties and the Additional Term Loan Secured Parties.

“Term Loan Security Documents” means Original Term Loan Security Documents and the Additional Term Loan Security Documents.

“Term Loan Substitute Credit Facility” means any Credit Facility with respect to which the requirements contained in Section 6.04(a) of this Agreement have been satisfied and that is permitted to be incurred pursuant to the Revolver Documents, the proceeds of which are used to, among other things, Replace the Original Term Loan Credit Facility and/or any Additional Term Loan Credit Facility then in existence and as amended, restated, supplemented, modified or refinanced from time in accordance with the terms of this Agreement. For the avoidance of doubt, no Term Loan Substitute Credit Facility shall be required to be a term facility and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any such Term Loan Substitute Credit Facility shall be subject to the terms of this Agreement for all purposes (including the lien priorities as set forth herein as of the date hereof) to the same extent the other Term Loan Liens securing the Term Loan Obligations are subject to this Agreement.

“Trust Estate” has the meaning assigner to such term in Section 2.01(a).

“Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled (without regard to the occurrence of any contingency) to vote in the election of the Board of Directors of such Person.

ARTICLE II

THE TRUST ESTATE

Section 2.01 Declaration of Trust.

(a) To secure the payment of the Priority Obligations and in consideration of the premises and the mutual agreements set forth herein, each of the Grantors, each Priority Debt Representative and each other Priority Secured Party hereby confirms the grant of Liens in favor of the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold, in trust under this Agreement for the benefit of all current and future Priority Secured Parties, on all of such Grantor’s right, title and interest in, to and under all Shared Collateral and on all Liens now or hereafter granted to the Collateral Trustee by each Grantor under any Security Document for the benefit of the Priority Secured Parties, together with all of the Collateral Trustee’s right, title and interest in, to and under the Security Documents, and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash proceeds thereof (collectively, the “Trust Estate”).

(b) The Collateral Trustee and its successors and assigns under this Agreement will hold the Trust Estate in trust for the benefit solely and exclusively of all current and future Priority Secured Parties as security for the payment of all present and future Priority Obligations.

(c) Notwithstanding the foregoing, if at any time:

(i) all Liens securing the Priority Obligations have been released as provided in the Priority Debt Documents;

(ii) the Collateral Trustee holds no other property in trust as part of the Trust Estate;

(iii) no monetary obligation (other than indemnification obligations and other contingent obligations not then due and payable) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity); and

(iv) the Borrower delivers to the Collateral Trustee an Officers’ Certificate stating that all Liens of the Collateral Trustee have been released in compliance with all applicable provisions of the Security Documents and that the Grantors are not required by any Security Document to grant any Lien upon any property to secure the Priority Obligations, then the Trust Estate arising hereunder will terminate (subject to any reinstatement pursuant to Section 6.03), except that all provisions set forth in Section 11.18 and Section 11.19 that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

(d) The parties declare and covenant that the Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein.

ARTICLE III

THE COLLATERAL TRUSTEE

Section 3.01 Appointment and Undertaking of the Collateral Trustee.

(a) Each Priority Secured Party (other than the Collateral Trustee) acting through its respective Priority Debt Representative and/or by its acceptance of the Security Documents applicable to it hereby appoints the Collateral Trustee to serve as collateral trustee hereunder on the terms and conditions set forth herein. Subject to, and in accordance with, this Agreement, the Collateral Trustee will, as collateral trustee, for the benefit solely and exclusively of the present and future Priority Secured Parties:

(i) accept, enter into, hold, maintain, administer and enforce all Security Documents, including all Shared Collateral subject thereto, and all Liens created thereunder, perform its obligations hereunder and under the Security Documents and protect, exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with the Security Documents (including in connection with any Enforcement Action or Insolvency or Liquidation Proceeding);

(ii) take all lawful and commercially reasonable actions permitted under the Security Documents that it may deem necessary or advisable to protect or preserve its interest in the Shared Collateral subject thereto and such interests, rights, powers and remedies;

(iii) deliver and receive notices pursuant to this Agreement and the Security Documents;

(iv) sell, assign, collect, assemble, foreclose on, institute legal proceedings with respect to, take any Enforcement Action, or otherwise exercise or enforce the rights and remedies of a secured party (including a mortgagee, trust deed beneficiary and insurance beneficiary or loss payee) with respect to the Shared Collateral under the Security Documents and its other interests, rights, powers and remedies;

(v) remit as provided in Section 8.01 all cash proceeds received by the Collateral Trustee from an Enforcement Action under the Security Documents or any of its other interests, rights, powers or remedies;

(vi) execute and deliver (A) amendments and supplements to the Security Documents as from time to time authorized pursuant to Section 11.02 accompanied by an Officers’ Certificate to the effect that the amendment or supplement was permitted under Section 11.02 and (B) acknowledgements of Priority Confirmation Joinders delivered pursuant to Section 6.04;

(vii) release or subordinate any Lien granted to it by any Security Document upon any Shared Collateral if and as required by Section 3.02, Section 5.04 or Section 6.01; and

(viii) enter into and perform its obligations and protect, exercise and enforce its interest, rights, powers and remedies under the Second Lien Intercreditor Agreement.

(b) Each party to this Agreement acknowledges and consents to the undertaking of the Collateral Trustee set forth in Section 3.01(a) and agrees to each of the other provisions of this Agreement applicable to the Collateral Trustee.

(c) Notwithstanding anything to the contrary contained in this Agreement, the Collateral Trustee will not commence any Enforcement Action or otherwise take any action or proceeding against any of the Shared Collateral unless and until it shall have been directed by written notice from the Controlling Priority Debt Representative and then only in accordance with the provisions of this Agreement and the Second Lien Intercreditor Agreement.

(d) Notwithstanding anything to the contrary contained in this Agreement, neither the Borrower nor any of its Affiliates may serve as Collateral Trustee.

Section 3.02 Release or Subordination of Liens.

(a) The Collateral Trustee will not release or subordinate any Lien of the Collateral Trustee or consent to the release or subordination of any Lien of the Collateral Trustee, except:

(i) as directed by the Controlling Priority Debt Representative in accordance with Section 6.01;

(ii) if and to the extent, and in the manner, required by Section 4.01(a) of the Second Lien Intercreditor Agreement;

(iii) the Revolver Liens upon the Discharge of Revolver Obligations;

(iv) the Term Loan Liens upon the Discharge of Term Loan Obligations;

(v) as ordered pursuant to applicable law under a final and non-appealable order or judgment of a court of competent jurisdiction; or

(vi) as directed by each Priority Debt Representative to release or subordinate Liens on Collateral to the extent permitted by each applicable Priority Debt Document; provided that the Collateral Trustee receives an Officers’ Certificate confirming the foregoing.

(b) Each of the Revolver Agent, the Term Loan Agent and each other Priority Debt Representative hereby agrees to direct the Collateral Trustee, pursuant to clause (a)(vi) above, to release or subordinate the Liens of the Collateral Trustee on the Collateral to the extent such release or subordination is required by the Priority Debt Documents governing the Priority Obligations for which such Person acts as Priority Debt Representative.

(c) The Collateral Trustee agrees that, upon request of the Borrower, after the occurrence of any event described in Section 3.02(a), the Collateral Trustee will execute and deliver any instruments, documents and agreements necessary or desirable to effect, evidence and/or confirm the release of any Collateral pursuant to this Section 3.02. To the extent the Collateral Trustee fails to release or subordinate the Liens of the Collateral Trustee on the Collateral to the extent required to do so in accordance with the terms of clauses (b) or (c) of this Section 3.02, the Borrower shall have the right to enforce the terms of clauses (b) and (c) of this Section 3.02 solely against the Collateral Trustee.

Section 3.03 Powers of the Collateral Trustee.

(a) The Collateral Trustee is irrevocably authorized and empowered to enter into and perform its obligations and protect, perfect, exercise and enforce its interest, rights, powers and remedies under the Security Documents (including in connection with any Enforcement Action and in any Insolvency or Liquidation Proceeding) and applicable law and in equity and to act as set forth in this Article III or, subject to the other provisions of this Agreement, as requested in any lawful written directions given to it from time to time in respect of any matter by the Controlling Priority Debt Representative.

(b) No Priority Debt Representative or holder of Priority Obligations (other than the Collateral Trustee) will have any liability whatsoever for any act or omission of the Collateral Trustee, and the Collateral Trustee will have no liability whatsoever for any act or omission of any Priority Debt Representative or any holder of Priority Obligations.

Section 3.04 Documents and Communications. The Collateral Trustee will permit each Priority Debt Representative upon reasonable written notice and at reasonable times from time to time to inspect and copy, at the cost and expense of the party requesting such copies, any and all Security Documents and other documents, notices, certificates, instructions or communications received by the Collateral Trustee in its capacity as such.

Section 3.05 For Sole and Exclusive Benefit of Holders of Priority Obligations. The Collateral Trustee will accept, hold, administer and enforce all Liens on the Shared Collateral at any time transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Collateral Trustee and all other property of the Trust Estate solely and exclusively for the benefit of the present and future holders of present and future Priority Obligations, and will distribute all proceeds received by it from an Enforcement Action solely and exclusively pursuant to the provisions of Section 8.01.

Section 3.06 Priority Lien Agent.

(a) Notwithstanding anything to the contrary in this Agreement, the Second Lien Intercreditor Agreement, the Priority Debt Documents or in any Security Documents, the parties hereto agree as follows:

(i) any reference to Priority Lien Agent in the Second Lien Intercreditor Agreement shall refer to the Collateral Trustee;

(ii) the Collateral Trustee, as Priority Lien Agent, will not be required to take any action under the Second Lien Intercreditor Agreement unless and until the Controlling Priority Debt Representative directs the Collateral Trustee in writing, as Priority Lien Agent, to take such action; and

(iii) in no event shall the Collateral Trustee, as Priority Lien Agent, be required to take any action in connection with the purchase or sale of Priority Obligations under Section 3.06 of the Second Lien Intercreditor Agreement (rather, the purchases and sales of the Priority Obligations shall be coordinated among the holders of the Second Lien Debt and the holders of the Priority Obligations (or their appointed representative)).

(b) In the event the Second Lien Intercreditor Agreement requires the delivery, or receipt, of any notice by the Priority Lien Agent, such delivery or receipt will be deemed satisfied in all respects when the Collateral Trustee makes such delivery or receives such notice; provided, that, if the Controlling Priority Debt Representative fails to provide the Collateral Trustee, as Priority Lien Agent, direction in writing in connection with any notice, then the Original Priority Lien Agent may deliver or receive such notice.

(c) The parties hereto agree that this Section 3.06 shall not be deemed to be in conflict or inconsistent with Section 9.11 of the Second Lien Intercreditor Agreement.

Section 3.07 Delivery of Copies to Priority Debt Representatives. The Borrower will deliver to each Priority Debt Representative a copy of each Officers’ Certificate delivered to the Collateral Trustee pursuant to this Agreement, together with copies of all documents delivered to the Collateral Trustee with such Officers’ Certificate. The Priority Debt Representatives will not be obligated to take notice thereof or to act thereon.

Section 3.08 Appointment of Agents and Advisors. The Collateral Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them.

Section 3.09 Other Agreements. The Collateral Trustee has accepted its appointment as collateral trustee hereunder and is bound by the Security Documents assigned to, or executed by, the Collateral Trustee as of the date of this Agreement, and, as directed in writing by the Controlling Priority Debt Representative, the Collateral Trustee shall execute additional Security Documents delivered to it after the date of this Agreement (including to secure Obligations arising under Additional Term Loan Credit Facilities to the extent such Obligations are permitted to be incurred and secured under the Priority Debt Documents); provided that such additional Security Documents do not adversely affect the rights, privileges, benefits and immunities of the Collateral Trustee or conflict with the terms of the Second Lien Intercreditor Agreement. The Collateral Trustee will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing Priority Obligations (other than this Agreement and the other Security Documents to which it is a party).

Section 3.10 Solicitation of Instructions

(a) The Collateral Trustee may at any time solicit written confirmatory instructions, in the form of a direction by the Controlling Priority Debt Representative, the other Priority Debt Representatives, an Officers’ Certificate or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement or the other Security Documents.

(b) No written direction given to the Collateral Trustee by the Controlling Priority Debt Representative or any other Priority Debt Representative that in the sole judgment of the Collateral Trustee imposes, purports to impose or might reasonably be expected to impose upon the Collateral Trustee any obligation or liability not set forth in or arising under this Agreement and the other Security Documents will be binding upon the Collateral Trustee unless the Collateral Trustee elects, at its sole option, to accept such direction.

(c) The Collateral Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request, order or direction of the Controlling Priority Debt Representative or any other Priority Debt Representative pursuant to the provisions of this Agreement, unless such party shall have furnished to the Collateral Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities including attorneys’ fees and expenses which may be incurred therein or thereby.

Section 3.11 Limitation of Liability. The Collateral Trustee will not be responsible or liable for any action taken or omitted to be taken by it hereunder or under any other Security Document, except for its own negligence or willful misconduct as determined by a court of competent jurisdiction.

Section 3.12 Documents in Satisfactory Form. The Collateral Trustee will be entitled, but not obligated, to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement, be delivered to it in a form reasonably satisfactory to it.

Section 3.13 Entitled to Rely. The Collateral Trustee may seek and conclusively rely upon, and shall be fully protected in conclusively relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by the Borrower or any Grantor in compliance with the provisions of this Agreement or delivered to it by any Priority Debt Representative as to the holders of Priority Obligations for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The Collateral Trustee may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature believed by it in good faith to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof or the other Security Documents has been duly authorized to do so. To the extent an Officers’ Certificate or opinion of counsel is required or permitted under this Agreement to be delivered to the Collateral Trustee in respect of any matter, the Collateral Trustee may rely conclusively on an Officers’ Certificate or opinion of counsel as to such matter and such Officers’ Certificate or opinion of counsel shall be full warranty and protection to the Collateral Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement and the other Security Documents.

Section 3.14 Default. The Collateral Trustee will not be required to inquire as to the occurrence or absence of any default or event of default under the Priority Debt Documents and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any such default or event of default unless and until it is directed in writing by the appropriate Priority Debt Representative.

Section 3.15 Actions by Collateral Trustee. As to any matter not expressly provided for by this Agreement or the other Security Documents, the Collateral Trustee will act or refrain from acting as directed in writing by the Controlling Priority Debt Representative and will be fully protected if it does so, and any action taken, suffered or omitted pursuant to hereto or thereto shall be binding on the holders of Priority Obligations.

Section 3.16 Security or Indemnity in Favor of the Collateral Trustee. As to any matter not expressly provided for by this Agreement or the other Security Documents, the Collateral Trustee will act or refrain from acting as directed in writing by the Controlling Priority Debt Representative and will be fully protected if it does so.

Section 3.17 Rights of the Collateral Trustee. In the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any other Security Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such other Security Document. In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the other Security Documents resulting in adverse claims being made in connection with Shared Collateral held by the Collateral Trustee and the terms of this Agreement or any of the other Security Documents do not unambiguously mandate the action the Collateral Trustee is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Trustee is in doubt as to what action it is required to take or not to take hereunder or under the other Security Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request signed jointly by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction.

Section 3.18 Limitations on Duty of Collateral Trustee in Respect of Shared Collateral

(a) Beyond the exercise of reasonable care in the custody of Shared Collateral in its possession, the Collateral Trustee will have no duty as to any Shared Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Trustee will not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Liens on the Shared Collateral; provided that, notwithstanding the foregoing, the Collateral Trustee will execute, file or record UCC-3 continuation statements and other documents and instruments to preserve, protect or perfect the security interests granted to the Collateral Trustee (subject to the priorities set forth herein) if it shall receive a specific written request to execute, file or record the particular continuation statement or other specific document or instrument by the appropriate Priority Debt Representative, it being understood that the Borrower and/or the applicable Grantor shall be responsible for all filings required in connection with any Security Document and the continuation, maintenance and/or perfection of any such filing or the lien and security interest granted in connection therewith (which request shall include an instruction to the Collateral Trustee to provide a copy of such request to each other Priority Debt Representative). The Collateral Trustee shall deliver to each other Priority Debt Representative a copy of any such written request. The Collateral Trustee will be deemed to have exercised reasonable care in the custody of the Shared Collateral in its possession if the Shared Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Trustee will not be liable or responsible for any loss or diminution in the value of any of the Shared Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Trustee in good faith.

(b) Except as provided in Section 3.18(a), the Collateral Trustee will not be responsible for the existence, genuineness or value of any of the Shared Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Shared Collateral, for the validity or sufficiency of the Shared Collateral or any agreement or assignment contained therein, for the validity of the title of any Grantor to the Shared Collateral, for insuring the Shared Collateral or for the payment of taxes, charges, assessments or Liens upon the Shared Collateral or otherwise as to the maintenance of the Shared Collateral. The Collateral Trustee hereby disclaims any representation or warranty to the current and future holders of the Priority Obligations concerning the perfection of the security interests granted to it or in the value of any Shared Collateral. The Collateral Trustee shall not be under any obligation to any Priority Debt Representative or any holder of Priority Obligations to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this or any other Security Document or the Second Lien Intercreditor Agreement or to inspect the properties, books or records of the Borrower or any Grantor.

Section 3.19 Assumptions of Rights, Not of Duties. Notwithstanding anything to the contrary contained herein:

(a) each of the parties thereto will remain liable under each of the Security Documents (other than this Agreement) to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not been executed;

(b) the exercise by the Collateral Trustee of any of its rights, remedies or powers hereunder will not release such parties from any of their respective duties or obligations under the other Security Documents; and

(c) the Collateral Trustee will not be obligated to perform any of the obligations or duties of the Borrower or any Grantor.

Section 3.20 No Liability for Clean Up of Hazardous Materials. In the event that the Collateral Trustee is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any trust obligation for the benefit of another, which in the Collateral Trustee’s sole discretion may cause the Collateral Trustee to be considered an “owner or operator” under any environmental laws or otherwise cause the Collateral Trustee to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Collateral Trustee reserves the right, instead of taking such action, either to immediately resign as Collateral Trustee or to arrange for the transfer of the title or control of the asset to a court appointed receiver. The Collateral Trustee will not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Trustee’s actions or inactions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.

Section 3.21 Other Relationships with the Borrower or Grantors. MUFG Union Bank, N.A. and its Affiliates (and any successor Collateral Trustee and its Affiliates) may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower or any Grantor and their Affiliates as though it was not the Collateral Trustee hereunder and without notice to or consent of the Priority Secured Parties. The Priority Debt Representatives and the holders of the Priority Obligations acknowledge that, pursuant to such activities, MUFG Union Bank, N.A. or its Affiliates (and any successor Collateral Trustee and its Affiliates) may receive information regarding the Borrower or any Grantor or their Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower, such Grantor or such Affiliate) and acknowledge that the Collateral Trustee shall not be under any obligation to provide such information to the Priority Debt Representatives or the holders of the Priority Obligations. Nothing herein shall impose or imply any obligation on the part of MUFG Union Bank, N.A. (or any successor Collateral Trustee) to advance funds.

Section 3.22 Resignation or Removal of the Collateral Trustee. Subject to the appointment of a successor Collateral Trustee as provided in Section 3.23 and the acceptance of such appointment by the successor Collateral Trustee:

(a) the Collateral Trustee may resign at any time by giving not less than 30 days’ prior written notice of resignation to each Priority Debt Representative and the Borrower; and

(b) the Collateral Trustee may be removed at any time, with or without cause, by the Controlling Priority Debt Representative.

Section 3.23 Appointment of Successor Collateral Trustee. Upon any such resignation or removal, a successor Collateral Trustee may be appointed by the Controlling Priority Debt Representative. The Collateral Trustee will fulfill its obligations under this

Agreement until a successor Collateral Trustee meeting the requirements of this Section 3.23 has accepted its appointment as Collateral Trustee and the provisions of Section 3.24 have been satisfied. If no successor Collateral Trustee has been so appointed and accepted such appointment within 30 days after the predecessor Collateral Trustee gave notice of resignation or was removed, the retiring Collateral Trustee may (at the expense of the Borrower), at its option, appoint a successor Collateral Trustee, or petition a court of competent jurisdiction for appointment of a successor Collateral Trustee, which must be a bank or trust company:

(a) authorized to exercise corporate trust powers;

(b) having a combined capital and surplus of at least $250,000,000;

(c) maintaining an office in New York, New York; and

(d) that is not the Borrower or any of its Affiliates.

Section 3.24 Succession. When the Person appointed as successor Collateral Trustee accepts such appointment:

(a) such Person will succeed to and become vested with all of the rights, powers, privileges and duties of the predecessor Collateral Trustee, and the predecessor Collateral Trustee will be discharged from its duties and obligations hereunder;

(b) the predecessor Collateral Trustee will (at the expense of the Borrower) promptly transfer all Liens and collateral security and other property of the Trust Estate within its possession or control to the possession or control of the successor Collateral Trustee and will execute instruments and assignments as may be necessary or desirable or reasonably requested by the successor Collateral Trustee to transfer to the successor Collateral Trustee all Liens, interests, rights, powers and remedies of the predecessor Collateral Trustee in respect of the Security Documents or the Trust Estate; and

(c) thereafter the predecessor Collateral Trustee will remain entitled to enforce the immunities granted to it in this Agreement and the provisions of Section 11.17 and Section 11.18, and said provisions will survive termination of this Agreement for the benefit of the predecessor of the Collateral Trustee. The predecessor Collateral Trustee shall have no liability whatsoever for the actions or inactions of the successor Collateral Trustee.

Section 3.25 Merger, Conversion or Consolidation of Collateral Trustee. Any Person into which the Collateral Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Trustee shall be a party, or any Person succeeding to the business of the Collateral Trustee shall be the successor of the Collateral Trustee pursuant to Section 3.24, provided that (a) without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding, such Person satisfies the eligibility requirements specified in Section 3.23 and (b) prior to any such merger, conversion or consolidation, the Collateral Trustee shall have notified the Borrower and each Priority Debt Representative thereof in writing.

Section 3.26 Concerning the Collateral Trustee and the Priority Debt Representatives.

(a) Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that this Agreement has been signed by each Priority Debt Representative not in its individual capacity or personally but solely in its capacity as trustee, representative or agent for the benefit of the related holders of the applicable Priority Obligations in the exercise of the powers and authority conferred and vested in it under the related Priority Debt Documents, and in no event shall such Priority Debt Representative, in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of any other party under this Agreement, any Priority Debt Document or in any of the certificates, reports, documents, data notices or agreements delivered by such other party pursuant hereto or thereto. Subject to the terms and conditions set forth in this Agreement, each Priority Debt Representative will be entitled to all of the rights, privileges, protections, immunities, benefits and indemnities set forth in the Priority Debt Documents governing the applicable Priority Obligations for which such Person is acting or will act as Priority Debt Representative, in each case as if specifically set forth herein.

(b) Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that this Agreement has been signed by MUFG Union Bank, N.A., not in its individual capacity or personally but in its capacity as Collateral Trustee, and in no event shall MUFG Union Bank, N.A., in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of any other party under this Agreement, any Priority Debt Document or in any of the certificates, reports, documents, data notices or agreements delivered by such other party pursuant hereto or thereto.

(c) In entering into this Agreement, the Collateral Trustee shall be entitled to the benefit of every provision of the Priority Debt Documents relating to the rights, exculpations or conduct of, affecting the liability of or otherwise affording protection to the “administrative Agent” or “Collateral Trustee” thereunder. In no event will the Collateral Trustee be liable for any act or omission on the part of the Grantors, any other Priority Debt Representative or any Priority Debt Secured Party.

(d) Except as otherwise set forth herein, neither the Collateral Trustee nor any Priority Debt Representative shall be required to exercise any discretion or take any action, but shall be required to act or refrain from acting (and shall be fully protected in so acting or refraining from acting) solely upon the written instructions of the applicable Priority Debt Representative as provided herein; provided that neither the Collateral Trustee nor any Priority Debt Representative shall be required to take any action that (i) it in good faith believes exposes it to personal liability unless it receives an indemnification satisfactory to it from the applicable holders of the Priority Obligations with respect to such action or (ii) is contrary to this Agreement, the Second Lien Intercreditor Agreement or applicable law.

ARTICLE IV

PARI PASSU LIENS

Section 4.01 Lien Priorities.

(a) The grant of the Revolver Liens pursuant to the Revolver Documents and the grant of the Term Loan Liens pursuant to the Term Loan Documents create two separate and distinct Liens of equal priority on the Shared Collateral for the equal and ratable benefit of the holders of all previously existing and future Priority Obligations. Notwithstanding the foregoing or anything else to the contrary in this Agreement, the Term Loan Agent hereby acknowledges and agrees (on behalf of the Term Loan Secured Parties) that the Term Loan Secured Parties (and not the Revolver Secured Parties) bear the risk of any determination by a court of competent jurisdiction that (w) the Term Loan Obligations do not constitute “Priority Lien Obligations” under (and as defined in) the Second Lien Intercreditor Agreement, (x) any of the Term Loan Obligations are unenforceable under applicable law or are subordinated to any other obligations (including the Second Lien Obligations (as defined in the Second Lien Intercreditor Agreement)), (y) any of the Term Loan Obligations do not have an enforceable security interest in any of the Shared Collateral securing such Term Loan Obligations and/or (z) any intervening security interest exists securing any other obligations (including the Second Lien Obligations (as defined in the Second Lien Intercreditor Agreement)) on a basis ranking prior to the security interest of such Term Loan Obligations or (any such condition referred to in the foregoing clauses (w), (x), (y) or (z) with respect to any Term Loan Obligations, an “Impairment” of such Term Loan Obligations). In the event of any Impairment with respect to any Term Loan Obligations, the results of such Impairment shall be borne solely by the holders of such Term Loan Obligations, and the rights of the holders of such Term Loan Obligations (including the right to receive distributions in respect of such Term Loan Obligations pursuant to Section 8.01 or the right to equal and ratable liens on the Shared Collateral to the extent the Impairment relates to the Term Loan Liens) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Term Loan Obligations subject to such Impairment. The Revolver Agent, on behalf of the Revolver Secured Parties, agrees the Revolver Secured Parties shall not commence or support any judicial proceeding seeking an Impairment.

(b) Subject in all respects to Section 8.01, notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Priority Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Priority Debt Documents or any defect or deficiencies in the Liens securing the Priority Obligations or any other circumstance whatsoever, each Priority Secured Party hereby agrees that the Liens securing each Priority Obligation on any Shared Collateral shall be of equal priority.

(c) It is acknowledged that (i) the aggregate amount of the Revolver Obligations may be increased from time to time pursuant to the terms of the Revolver Documents, (ii) a portion of the Revolver Obligations consists or may consist of indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed or refinanced, and (iii) (A) the Revolver Documents may be replaced, restated, supplemented, restructured refinanced or otherwise amended or modified from time to time and (B) the Revolver Obligations may be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, refinanced or otherwise amended or modified from time to time, in the case of the foregoing (A) and (B) all without affecting the payment priorities of the Term Loan Liens hereunder or the provisions of this Agreement defining the relative rights of the Revolver Secured Parties and the Term Loan Secured Parties. The lien priorities provided for herein shall not be altered or otherwise affected by any amendment, modification, supplement, extension, increase, renewal, restatement or Replacement of either the Revolver Obligations (or any part thereof) or the Term Loan Obligations (or any part thereof), by the release of any Shared Collateral or of any guarantees for any Revolver Obligations or by any action that any Priority Debt Representative or Priority Secured Party may take or fail to take in respect of any Shared Collateral.

Section 4.02 Prohibition on Marshalling, Etc. The Term Loan Agent will not assert any marshalling, appraisal, valuation, or other similar right in respect of the Shared Collateral.

Section 4.03 No New Liens. The parties hereto agree that, so long as the Discharge of Revolver Obligations has not occurred, none of the Grantors shall, nor shall any Grantor permit any of its subsidiaries to, (a) grant or permit any additional Liens on any asset of a Grantor to secure any Term Loan Obligation, or take any action to perfect any additional Liens, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor to secure the Revolver Obligations and has taken all actions required to perfect such Liens; or (b) grant or permit any additional Liens on any asset of a Grantor to secure any Revolver Obligation, or take any action to perfect any additional Liens, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor to secure the Term Loan Obligations and has taken all actions required to perfect such Liens. Any liens granted in accordance with this Section 4.03 shall be granted in favor of the Collateral Trustee and subject to the terms of this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, or should any Lien upon any Shared Collateral be released or become unperfected due to breach of this Agreement or due to inadvertence, neglect or error by any of the Priority Secured Parties, without limiting any other right or remedy available to the Collateral Trustee, the Revolver Agent or the other Revolver Secured Parties, the Term Loan Agent, for itself and on behalf of the other Term Loan Secured Parties, agrees that any amounts received by or distributed to any Term Loan Secured Party pursuant to or as a result of any Lien granted in contravention of this Section 4.03 or any such release or lack of perfection shall be subject to Section 5.05(b).

Section 4.04 Similar Collateral and Agreements. The parties hereto acknowledge and agree that it is their intention that the Revolver Collateral and the Term Loan Collateral be identical. In furtherance of the foregoing, the parties hereto agree (a) to cooperate in good faith in order to determine, upon any reasonable request by the Revolver Agent or the Term Loan Agent, the specific assets included in the Revolver Collateral and the Term Loan Collateral, the steps taken to perfect the Revolver Liens and the Term Loan Liens thereon and the identity of the respective parties obligated under the Revolver Documents and the Term Loan Documents in respect of the Revolver Obligations and the Term Loan Obligations, respectively, (b) that the Term Loan Security Documents creating Liens on the Shared Collateral shall be in all material respects the same forms of documents as the respective Revolver Security Documents creating Liens on the Shared Collateral other than (i) such modifications to such Term Loan Security Documents which are less restrictive than the corresponding Revolver Security Documents and (ii) provisions in the Term Loan Security Documents which are solely applicable to the rights and duties of the Collateral Trustee and (c) that at no time shall there be any Grantor that is an obligor in respect of the Term Loan Obligations that is not also an obligor in respect of the Revolver Obligations or an obligor in respect of the Revolver Obligations that is not also an obligor in respect of the Term Loan Obligations. The intention of the parties hereto that their interests in the Shared Collateral be identical may not be construed as a condition to the grant, attachment or perfection of any Lien held by any of the Priority Secured Parties, nor shall it be construed to confer on any third party any right, interest or priority superior to that which such party would hold in the absence of such intention. To the extent that, notwithstanding the intentions and obligations stated above, the interests of the parties hereto in the Shared Collateral are not identical, then the provisions of the last sentence of Section 4.03 above shall govern.

Section 4.05 No Implied Duty of Collateral Trustee. The Collateral Trustee will not have any duties nor will it have responsibilities or obligations other than those expressly assumed by it in this Agreement, the other Security Documents and the Second Lien Intercreditor Agreement. No implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement, the other Priority Debt Documents or the Second Lien Intercreditor Agreement, or otherwise exist against the Collateral Trustee. Without limiting the generality of the foregoing sentences, the use of the term “trustee” in this Agreement with reference to the Collateral Trustee is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Collateral Trustee will not be required to take any action that is contrary to applicable law or any provision of this Agreement, the other Security Documents or the Second Lien Intercreditor Agreement.

Section 4.06 No Duties of Revolver Agent or Collateral Trustee. The Term Loan Agent, for itself and on behalf of each other Term Loan Secured Party, acknowledges and agrees that neither the Revolver Agent nor any other Revolver Secured Party shall have any duties or other obligations to any such Term Loan Secured Party with respect to any Shared Collateral, other than to transfer to the Collateral Trustee for the benefit of the Term Loan Agent any remaining Shared Collateral and any proceeds of the sale or other Disposition of any such Shared Collateral remaining in its possession following the associated Discharge of Revolver Obligations, in each case without representation or warranty on the part of the Revolver Agent or any Revolver Secured Party. In furtherance of the foregoing, the Term Loan Agent, for itself and on behalf of each other Term Loan Secured Party, acknowledges and agrees that until the Discharge of Revolver Obligations (subject to the terms of Section 5.02, including the rights of the Term Loan Secured Parties following the expiration of the Standstill Period), the Collateral Trustee at the direction of the Revolver Agent shall be entitled, for the benefit of the Revolver Secured Parties, to sell, transfer or otherwise Dispose of or deal with such Shared Collateral, as provided herein and in the Revolver Documents, without regard to any Term Loan Lien or any rights to which the Term Loan Agent or any Term Loan Secured Party would otherwise be entitled as a result of such Term Loan Lien. Without limiting the foregoing, the Term Loan Agent, for itself and on behalf of each other Term Loan Secured Party, agrees that neither the Collateral Trustee, the Revolver Agent nor any other Revolver Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral, or to sell, Dispose of or otherwise liquidate all or any portion of such Shared Collateral, in any manner that would maximize the return to the Term Loan Secured Parties, notwithstanding that the order and timing of any such realization, sale, Disposition or liquidation may affect the amount of proceeds actually received by the Term Loan Secured Parties from such realization, sale, Disposition or liquidation. The Term Loan Agent, for itself and on behalf of each of the other Term Loan Secured Parties waives any claim such Term Loan Secured Party may now or hereafter have against the Collateral Trustee, the Revolver Agent or any other Revolver Secured Party arising out of any actions which the Collateral Trustee, the Revolver Agent or the Revolver Secured Parties take or omit to take (including actions with respect to the creation, perfection or continuation of Liens on any Shared Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Shared Collateral, and actions with respect to the collection of any claim for all or any part of the Revolver Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Revolver Documents or the valuation, use, protection or release of any security for the Revolver Obligations.

ARTICLE V

ENFORCEMENT RIGHTS

Section 5.01 Limitation on Enforcement Action; Prohibition on Contesting Liens. Prior to the Discharge of Revolver Obligations, the Term Loan Agent, for itself and on behalf of each Term Loan Secured Party, hereby agrees that, subject to Section 5.02 and Section 5.05(b), none of the Term Loan Agent or any other Term Loan Secured Party shall commence or instruct the Collateral Trustee to commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral under any Term Loan Document, applicable law or otherwise (including but not limited to any right of setoff or under the Second Lien Intercreditor Agreement), it being agreed that only the Collateral Trustee, at the direction of the Revolver Agent, and acting in accordance with the applicable Revolver Documents, shall have the exclusive right (and whether or not any Insolvency or Liquidation Proceeding has been commenced), to take any such actions or exercise any such remedies, in each case, without any consultation with or the consent of the Term Loan Agent or any other Term Loan Secured Party. In exercising rights and remedies with respect to the Shared Collateral, the Collateral Trustee, at the direction of the Revolver Agent and the other Revolver Secured Parties may enforce the provisions of the Revolver Documents and exercise remedies thereunder, all in such order and in such manner as the Revolver Agent and the other Revolver Secured Parties may determine in their sole discretion and regardless of whether such exercise and enforcement is adverse to the interest of any Term Loan Secured Party. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Shared Collateral upon foreclosure, to incur expenses in connection with any such Disposition or in connection with care or preservation of the Shared Collateral and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code (including the right to credit bid) or any other applicable law or Bankruptcy Law. Without limiting the generality of the foregoing, the Collateral Trustee, at the direction of the Revolver Agent, will have the exclusive right to deal with that portion of the Shared Collateral consisting of deposit accounts and securities accounts (collectively “Accounts”), including exercising rights under control agreements with respect to such Accounts. The Term Loan Agent, for itself and on behalf of the other Term Loan Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Term Loan Security Document, or any other Term Loan Document shall be deemed to restrict in any way the rights and remedies of the Collateral Trustee on behalf of the Revolver Agent or the other Revolver Secured Parties with respect to the Shared Collateral as set forth in this Agreement. Notwithstanding the foregoing, subject to Section 5.05, the Term Loan Agent, on behalf of the Term Loan Secured Parties, may, but will have no obligation to, direct the Collateral Trustee to take all such actions (not adverse to the Revolver Liens or the rights of the Revolver Agent and the Revolver Secured Parties) it deems necessary to perfect or continue the perfection of the Term Loan Liens in the Shared Collateral or to create, preserve or protect (but not enforce) the Term Loan Liens in the Shared Collateral. Notwithstanding the foregoing, nothing herein shall limit the right or ability of the Term Loan Secured Parties to (a) purchase (by credit bid or otherwise) all or any portion of the Shared Collateral in connection with any enforcement of remedies by the Collateral Trustee at the direction of the Revolver Agent to the extent that, and so long as, the Discharge of Revolver Obligations occurs immediately after giving effect thereto, (b) direct the Collateral Trustee to file a proof of claim with respect to the Term Loan Obligations, (c) direct the Collateral Trustee to take any action in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Shared Collateral, or (d) direct the Collateral Trustee to file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Term Loan Secured Parties or the avoidance of any Lien securing such Term Loan Obligations. The Revolving Agent agrees to notify the Term Agent of any direction given by it to the Collateral Trustee to commence any Enforcement Action in respect of the Shared Collateral; provided, that failure to give such notice shall not impair the effectiveness of such Enforcement Action, nor create any claim or cause of action against the Revolving Agent or any Revolving Secured Party.

Section 5.02 Standstill Period; Permitted Enforcement Action. Prior to the Discharge of Revolver Obligations and notwithstanding Section 5.01, both before and during an Insolvency or Liquidation Proceeding after a period of 180 days has elapsed (which period will be tolled during any period in which the Collateral Trustee is not entitled, on behalf of the Revolver Secured Parties, to enforce or exercise any rights or remedies with respect to any Shared Collateral as a result of (a) any injunction issued by a court of competent jurisdiction or (b) the automatic stay or any other stay in any Insolvency or Liquidation Proceeding) since the date on which the Term Loan Agent has delivered to the Collateral Trustee and the Revolver Agent written notice of the acceleration of any Term Loan Debt (the “Standstill Period”), the Term Loan Agent and the other Term Loan Secured Parties may direct the Collateral Trustee on their behalf to enforce or exercise any rights or remedies with respect to any Shared Collateral; provided, however that notwithstanding the expiration of the Standstill Period or anything in the Term Loan Documents to the contrary, in no event may the Term Loan Agent or any other Term Loan Secured Party direct the Collateral Trustee on their behalf to enforce or exercise any rights or remedies with respect to any Shared Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if the Collateral Trustee on behalf of the Revolver Secured Parties or any other Revolver Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from, or modification of, the automatic stay or any other stay or other prohibition in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to the Shared Collateral (prompt written notice thereof to be given to the Term Loan Agent by the Collateral Trustee); provided, further, that, at any time after the expiration of the Standstill Period, if neither the Collateral Trustee, the Revolver Agent nor any other Revolver Secured Party shall have commenced and be diligently pursuing (or shall have sought, and requested relief from, or modification of, the automatic stay or any other stay or other prohibition in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof) the enforcement or exercise of any rights or remedies with respect to any material portion of the Shared Collateral, and the Collateral Trustee, on behalf of and at the direction of the Term Loan Agent, shall have commenced the enforcement or exercise of any rights or remedies with respect to any material portion of the Shared Collateral or any such action or proceeding in respect of such rights and remedies, then for so long as the Collateral Trustee on behalf of the Term Loan Agent is diligently pursuing such rights and remedies, none of any Revolver Secured Party or the Revolver Agent shall take, or direct the Collateral Trustee on their behalf to take any action of a similar nature with respect to such Shared Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding (provided that during such period the Revolver Agent may direct the Collateral Trustee to take, on behalf of the Revolver Secured Parties, any of the actions the Term Loan Agent is permitted to direct the Collateral Trustee to take on behalf of the Term Loan Secured Parties during the Standstill Period). Nothing contained in this Section 5.02 shall relieve the Term Loan Agent or any Term Loan Secured party of its obligations under Section 5.05(b).

Section 5.03 Insurance. Unless and until the Discharge of Revolver Obligations has occurred (subject to the terms of Section 5.02, including the rights of the Term Loan Secured Parties following expiration of the Standstill Period), the Collateral Trustee, at the direction of the Revolver Agent, shall have the sole and exclusive right, subject to the rights of the Grantors under the Revolver Documents, to adjust and settle claims in respect of Shared Collateral under any insurance policy in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Shared Collateral. Unless and until the Discharge of Revolver Obligations has occurred, and subject to the rights of the Grantors under the Revolver Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) in respect to the Shared Collateral shall be paid to the Revolver Agent pursuant to the terms of the Revolver Documents (including for purposes of cash collateralization of commitments, letters of credit and Hedge Obligations). If the Term Loan Agent or any Term Loan Secured Party shall, at any time prior to the Discharge of Revolver Obligations, receive any proceeds of any such insurance policy or any such award or payment in contravention of the foregoing, it shall pay such proceeds over to the Collateral Trustee. In addition, if by virtue of being named as an additional insured or loss payee of any insurance policy of any Grantor covering any of the Shared Collateral, the Term Loan Agent or any other Term Loan Secured Party shall have the right to adjust or settle any claim under any such insurance policy, then unless and until the Discharge of Revolver Obligations has occurred, the Term Loan Agent and any such Term Loan Secured Party shall follow the instructions of the Collateral Trustee, or of the Grantors under the Revolver Documents to the extent the Revolver Documents grant such Grantors the right to adjust or settle such claims, with respect to such adjustment or settlement (subject to the terms of Section 5.02, including the rights of the Term Loan Secured Parties following expiration of the Standstill Period).

Section 5.04 Notification of Release of Collateral. Each Priority Debt Representative shall give the Collateral Trustee and the other Priority Debt Representative prompt written notice of instructions to the Collateral Trustee to Dispose, and Release the Lien on, any Shared Collateral. Such notice shall describe in reasonable detail the subject Shared Collateral, the parties involved in such Disposition or Release, the place, time manner and method thereof, and the consideration, if any, received therefor; provided, however, that the failure to give any such notice shall not in and of itself in any way impair the effectiveness of any such Disposition or Release.

Section 5.05 No Interference; Payment Over.

(a) No Interference. Subject to Section 5.01, Section 5.02 and Section 6.02, the Term Loan Agent, for itself and on behalf of each Term Loan Secured Party, agrees that each Term Loan Secured Party (i) will not take or cause to be taken any action the purpose or effect of which is to give such Term Loan Secured Party any preference or priority relative to, any Revolver Lien with respect to the Shared Collateral or any part thereof, (ii) will not challenge or question (or direct the Collateral Trustee to challenge or question) in any proceeding the validity or enforceability of any Revolver Obligations or Revolver Document, or the validity, attachment or perfection of any Revolver Lien, or the validity or enforceability of the priorities, rights or duties established by the provisions of this Agreement, (iii) will not take or cause to be taken any action the purpose or effect of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other Disposition of the Shared Collateral by the Revolver Agent or the Collateral Trustee, at the direction of any Revolver Secured Party or the Revolver Agent, acting on their behalf, (iv) shall have no right to (A) direct the Collateral Trustee (except as provided in Section 5.02), the Revolver Agent or any other Revolver Secured Party to exercise any right, remedy or power with respect to any Shared Collateral or (B) consent to the exercise by the Collateral Trustee, the Revolver Agent or any other Revolver Secured Party of any right, remedy or power of the Revolver Secured Parties with respect to any Shared Collateral, (v) will not institute or cause to be instituted any suit or assert in any suit or Insolvency or Liquidation Proceeding any claim against the Collateral Trustee, the Revolver Agent or other Revolver Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and neither the Collateral Trustee, the Revolver Agent nor any other Revolver Secured Party shall be liable to any of the Term Loan Secured Parties for, any action taken or omitted to be taken by the Collateral Trustee, the Revolver Agent or other Revolver Secured Party with respect to any Shared Collateral, (vi) will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other Disposition of such Shared Collateral, (vii) will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement, (viii) will not object to forbearance by the Revolver Agent or the Collateral Trustee at the direction of the Revolver Agent or any Revolver Secured Party, and (ix) will not assert, and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Shared Collateral or any similar rights a junior secured creditor may have under applicable law; provided that nothing herein shall limit the rights of any Term Loan Secured Party to enforce the terms of this Agreement. The Revolver Agent, for itself and on behalf of each Revolver Secured Party, agrees that each Revolver Secured Party (i) will not challenge or question in any proceeding the validity or enforceability of any Term Loan Obligations or Term Loan Document, or the validity, attachment or perfection of any Term Loan Lien, or the validity or enforceability of the priorities, rights or duties established by the provisions of this Agreement and (ii) will not take or cause to be taken any action the purpose or effect of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other Disposition of the Shared Collateral by the Collateral Trustee, any Term Loan Secured Party or the Term Loan Agent acting on their behalf to the extent such sale, transfer or other Disposition is permitted by the terms of this Agreement.

(b) Payment Over. The Term Loan Agent, for itself and on behalf of each other Term Loan Secured Party, hereby agrees that if any Term Loan Secured Party shall obtain possession of any Shared Collateral or shall realize any Proceeds or payment in respect of any Shared Collateral, pursuant to any rights or remedies with respect to the Shared Collateral under any Term Loan Security Document or on account of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding, to the extent permitted hereunder, at any time prior to the Discharge of Revolver Obligations secured, or intended to be secured, by such Shared Collateral, then it shall hold such Shared Collateral, Proceeds or payment in trust for the Revolver Agent and the other Revolver Secured Parties and transfer such Shared Collateral, Proceeds or payment, as the case may be, to the Collateral Trustee as promptly as practicable; provided that nothing herein shall limit the rights of the Term Loan Secured Parties to receive the payments of principal, interest, fees and other amounts under the Term Loan Documents so long as such payment is not the result of any exercise of remedies by any Term Loan Secured Party with respect to the Shared Collateral or a payment in respect of Shared Collateral or the Term Loan Secured Parties realizing any Proceeds in respect of Shared Collateral. For the avoidance of doubt, any Proceeds received by any of the Term Loan Secured Parties in connection with any Insolvency or Liquidation Proceeding shall be deemed to be the result of an exercise of remedies. Furthermore, the Term Loan Agent shall, at the Grantors’ expense, promptly send written notice to the Collateral Trustee and the Revolver Agent upon receipt of such Shared Collateral, Proceeds or payment not permitted hereunder by any Term Loan Secured Party and if directed by the Collateral Trustee, at the direction of the Revolver Agent, within five (5) days after receipt by the Collateral Trustee of such written notice, shall deliver such Shared Collateral, Proceeds or payment to the Revolver Agent in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Revolver Agent is hereby authorized to make any such endorsements as agent for the Term Loan Agent or any other Term Loan Secured Party. The Term Loan Agent, for itself and on behalf of each other Term Loan Secured Party agrees that if, at any time, it obtains written notice that all or part of any payment with respect to any Revolver Obligations previously made shall be rescinded for any reason whatsoever, it will promptly pay over to the Collateral Trustee for payment to the Revolver Agent any such Shared Collateral, Proceeds or payment not permitted hereunder received by it and then in its or the Collateral Trustee’s possession or under its or the Collateral Trustee’s direct control in respect of any such Revolver Collateral and shall promptly turn any such Shared Collateral then held by it over to the Collateral Trustee for the Revolver Agent, and the provisions set forth in this Agreement will be reinstated as if such payment had not been made, until the Discharge of Revolver Obligations. All Term Loan Liens will remain attached to, and enforceable against all Proceeds so held or remitted, subject to the priorities set forth in this Agreement. At any time prior to the commencement of an Insolvency or Liquidation Proceeding, anything contained herein to the contrary notwithstanding, this Section 5.05(b) shall not apply to any Proceeds of Shared Collateral realized in a transaction not prohibited by the Revolver Documents and as to which the possession or receipt thereof by the Term Loan Agent or any other Term Loan Secured Party is otherwise permitted by the Revolver Documents.

ARTICLE VI

OTHER AGREEMENTS

Section 6.01 Release of Liens. (a) Prior to the Discharge of Revolver Obligations, the Term Loan Agent, for itself and on behalf of each other Term Loan Secured Party agrees that, in the event the Collateral Trustee at the direction of the Revolver Secured Parties releases the Revolver Lien on any Shared Collateral, the Term Loan Lien on such Shared Collateral shall terminate and be released automatically and without further action if (i) such release is permitted under the Revolver Documents and the Term Loan Documents, (ii) such release is effected in connection with the Collateral Trustee’s foreclosure upon, or other exercise of rights or remedies with respect to, such Shared Collateral at the direction of the Revolver Agent (including a Disposition of Shared Collateral to which the Borrower or Grantor consents or assists), or (iii) such release is effected in connection with a sale or other Disposition of any Shared Collateral (or any portion thereof) under Section 363 or any other provision of the Bankruptcy Code if the Revolver Secured Parties shall have consented to such sale or Disposition of such Shared Collateral; provided that, in the case of each of clauses (i), (ii) and (iii), the Term Loan Liens on such Shared Collateral shall attach to (and shall remain subject to the terms of this Agreement) any Proceeds of a sale, transfer or other Disposition of Shared Collateral not paid to the Revolver Secured Parties or that remain after the Discharge of Revolver Obligations.

(b) The Term Loan Agent agrees to direct the Collateral Trustee to execute and deliver (at the sole cost and expense of the Grantors) all such releases and other instruments as shall reasonably be requested by the Revolver Agent to evidence and confirm any release of Shared Collateral provided for in this Section 6.01.

Section 6.02 Certain Agreements With Respect to Insolvency or Liquidation Proceedings.

(a) Each of the parties hereto acknowledges that this Agreement is a “subordination agreement” under New York law, New York UCC 9-339 and Section 510(a) of the Bankruptcy Code and shall continue in full force and effect, notwithstanding the commencement of any Insolvency or Liquidation Proceeding by or against the Borrower or any subsidiary of the Borrower. All references in this Agreement to the Borrower or any subsidiary of the Borrower or any other Grantor will include such Person or Persons as a debtor-in-possession and any receiver or trustee for such Person or Persons in an Insolvency or Liquidation Proceeding.

(b) If the Borrower or any of its subsidiaries shall become subject to any Insolvency or Liquidation Proceeding and shall, as debtor(s)-in-possession, or if any receiver or trustee for such Person or Persons shall, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, the Term Loan Agent, for itself and on behalf of each Term Loan Secured Party, agrees that neither it nor any other Term Loan Secured Party will raise any objection to, contest or oppose (and shall not direct the Collateral Trustee to raise any objection to, contest or oppose), and each Term Loan Secured Party will waive any claim such Person may now or hereafter have and shall be deemed to consent to, any such DIP Financing or the Liens on the Shared Collateral securing the same (“DIP Financing Liens”), or any use, sale or lease of cash collateral that constitutes Shared Collateral or any grant of administrative expense priority under Section 364 of the Bankruptcy Code, unless the Revolver Agent opposes or objects to such DIP Financing or such DIP Financing Liens or such use of cash collateral. The Term Loan Agent will instruct the Collateral Trustee to, for itself and on behalf of the other Term Loan Secured Parties, (i) subordinate the Term Loan Liens including any replacement Liens granted as adequate protection Liens to the Term Loan Secured Parties on the Shared Collateral to any such DIP Financing Liens on the same terms as the Revolver Liens of the Revolver Secured Parties are subordinated thereto (ii) deem any replacement Liens granted as adequate protection Liens to the Term Loan Secured Parties on the Shared Collateral as Liens subject to the terms hereof (including 4.01) and (iii) agree to the terms and priority of any “carve-outs”.

(c) Prior to the Discharge of Revolver Obligations, without the consent of the Revolver Agent, in its sole discretion, the Term Loan Agent, for itself and on behalf of each Term Loan Secured Party agrees not to propose, support or enter into any DIP Financing.

(d) The Term Loan Agent, for itself and on behalf of each Term Loan Secured Party, agrees that it will not (and will not direct to the Collateral Trustee to) object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) and if requested, will consent (and will direct the Collateral Trustee to consent on behalf of the Term Loan Secured Parties) to a sale or other Disposition, a motion to sell or Dispose or the bidding procedure for such sale or Disposition of any Shared Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code (including any credit bidding under Section 363(k) of the Bankruptcy Code), if the Revolver Secured Parties shall have consented to such sale or Disposition, such motion to sell or Dispose or such bidding procedures for such sale or Disposition of such Shared Collateral.

(e) The Term Loan Agent, for itself and on behalf of each other Term Loan Secured Party waives any claim that may be had against the Collateral Trustee, the Revolver Agent or any other Revolver Secured Party arising out of any DIP Financing Liens or administrative expense priority under Section 364 of the Bankruptcy Code (in each case that is granted in a manner that is consistent with this Agreement).

(f) The Term Loan Agent, for itself and on behalf of each other Term Loan Secured Party, agrees that neither the Term Loan Agent nor any other Term Loan Secured Party will (nor will they instruct the Collateral Trustee on their behalf to) file or prosecute in any Insolvency or Liquidation Proceeding, any motion for adequate protection (or any comparable request for relief), including for payment of Post-Petition Interest, based upon their interest in the Shared Collateral, nor object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) (i) any request by the Revolver Agent or the Collateral Trustee on behalf of the Revolver Agent or any other Revolver Secured Party for adequate protection, including for payment of Post-Petition Interest, or (ii) any objection by the Revolver Agent or the Collateral Trustee on behalf of the Revolver Agent or any other Revolver Secured Party to any motion, relief, action or proceeding based on the Revolver Agent or Revolver Secured Parties claiming a lack of adequate protection, except that the Term Loan Secured Parties may, or may instruct the Collateral Trustee on behalf of the Term Loan Secured Parties to:

(i) freely seek and obtain relief granting adequate protection in the form of a replacement lien or additional collateral co-extensive in all respects with, but with the same relative priority to the Revolver Liens as existed prior to the commencement of the Insolvency or Liquidation Proceeding, all Liens or additional collateral granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the Revolver Secured Parties (with any such resulting collateral constituting Shared Collateral hereunder and subject to the terms of this Agreement, including Section 8.01);

(ii) freely seek and obtain relief granting adequate protection in the form of superpriority claims to the same extent granted to the Revolver Secured Parties, provided payments made on account of such superpriority claims shall be subject to the terms of this Agreement, including Section 8.01; and

(iii) freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of Revolver Obligations.

(g) To the extent the Term Loan Obligations and the Revolver Obligations are classified in the same class under a plan of reorganization, (i) the Revolver Agent may direct any election under Section 1111(b) of the Bankruptcy Code with respect to such class and (ii) the Collateral Trustee on behalf of each of the Term Loan Secured Parties waives any claim it or any such Term Loan Secured Party may now or hereafter have against the Revolver Agent or any other Revolver Secured Party (or their representatives) arising out of any election by the Revolver Agent or any Revolver Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code.

(h) The Term Loan Agent, for itself and on behalf of each other Term Loan Secured Party, agrees that in any Insolvency or Liquidation Proceeding, neither the Term Loan Agent nor any other Term Loan Secured Party shall (nor shall they direct the Collateral Trustee to) support or vote to accept any plan of reorganization of the Borrower or any other Grantor unless (i) such plan is accepted by the Revolver Secured Parties in accordance with Section 1126(c) of the Bankruptcy Code or otherwise provides for the Discharge of Revolver Obligations on the effective date of such plan of reorganization, (ii) such Plan provides for the Discharge of Revolver Obligations, or (iii) such plan provides on account of the Revolver Obligations for the retention by the Collateral Trustee, for the benefit of the Revolver Secured Parties, of the Liens on the Shared Collateral securing the Revolver Obligations, and on all Proceeds thereof whenever received, and such plan also provides that any Liens retained by, or granted to, the Collateral Trustee for the Term Loan Secured Parties are only on property securing the Revolver

Obligations and shall have the same relative priority with respect to the Shared Collateral or other property (including the same relative priority with respect to proceeds of such Shared Collateral or other property), respectively, as provided in this Agreement with respect to the Shared Collateral. Except as provided herein, the Term Loan Secured Parties shall remain entitled to vote their claims in any such Insolvency or Liquidation Proceeding.

(i) The Term Loan Agent, for itself and on behalf of each other Term Loan Secured Party, agrees that neither the Term Loan Agent nor any other Term Loan Secured Party shall (nor shall they direct the Collateral Trustee to) seek relief (or support any other party seeking relief), pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay in any Insolvency or Liquidation Proceeding in respect of the Shared Collateral without the prior written consent of the Revolver Agent.

(j) The Term Loan Agent, for itself and on behalf of each other Term Loan Secured Party, agrees that neither the Term Loan Agent nor any other Term Loan Secured Party shall (nor shall they direct the Collateral Trustee to) oppose or seek to challenge any claim by the Collateral Trustee, the Revolver Agent or any other Revolver Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of Revolver Obligations consisting of Post-Petition Interest or cash collateralization of all letters of credit to the extent of the value of the Revolver Liens (it being understood that such value will be determined without regard to the existence of the Term Loan Liens on the Shared Collateral). Neither the Revolver Agent nor any other Revolver Secured Party shall (nor shall they direct the Collateral Trustee to) oppose or seek to challenge any claim by the Collateral Trustee, the Term Loan Agent or any other Term Loan Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of Term Loan Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Term Loan Liens on the Shared Collateral; provided that if the Collateral Trustee, the Revolver Agent or any other Revolver Secured Party shall have made any claim for post-petition interest, fees or expenses in respect of the Revolver Obligations, such claim (i) shall have been approved or (ii) will be approved contemporaneously with the approval of any such claim by the Collateral Trustee, the Term Loan Agent or any Term Loan Secured Party and, to the extent the Term Loan Secured Parties receive any payment on account of such claims for post-petition interest in respect of the Term Loan Obligations and the Revolver Secured Parties are not entitled to or do not receive payment on account of their claims for post-petition interest, the amounts received by the Term Loan Secured Parties on account of post-petition interest shall be delivered to the Revolver Agent for application pursuant to Section 8.01 unless otherwise consented to the by the Revolver Agent.

(k) Without the express written consent of the Revolver Agent, none of the Collateral Trustee, the Term Loan Agent or any other Term Loan Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, (i) oppose, object to or contest the determination of the extent of any Liens held by the Collateral Trustee on behalf of any Revolver Secured Party or the value of any claims of any such holder under Section 506(a) of the Bankruptcy Code or (ii) oppose, object to or contest the payment to the Collateral Trustee on behalf of the Revolver Secured Parties of interest, fees or expenses under Section 506(b) of the Bankruptcy Code. Without the express written consent of the Term Loan Agent, none of the

Collateral Trustee, the Revolver Agent or any other Revolver Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, oppose, object to or contest the determination of the extent of any Liens held by the Collateral Trustee on behalf of any Term Loan Secured Party or the value of any claims of any such holder under Section 506(a) of the Bankruptcy Code.

(l) Notwithstanding anything to the contrary contained herein, if in any Insolvency or Liquidation Proceeding a determination is made that any Lien encumbering any Shared Collateral is not enforceable for any reason, then the Term Loan Agent for itself and on behalf of each other Term Loan Secured Party agrees that, any distribution or recovery they may receive in respect of any Shared Collateral (including assets that would constitute Shared Collateral but for such determination) shall be segregated and held in trust and forthwith paid over to the Collateral Trustee for the benefit of the Revolver Secured Parties in the same form as received without recourse, representation or warranty (other than a representation of the Term Loan Agent that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Term Loan Agent, for itself and on behalf of each other Term Loan Secured Party hereby appoints the Collateral Trustee, and any officer or agent of the Collateral Trustee, with full power of substitution, the attorney-in-fact of each Term Loan Secured Party for the limited purpose of carrying out the provisions of this Section 6.02(l) and taking any action and executing any instrument that the Collateral Trustee may deem necessary or advisable to accomplish the purposes of this Section 6.02(l), which appointment is irrevocable and coupled with an interest.

(m) The Term Loan Agent, for itself and on behalf of each other Term Loan Secured Party, hereby agrees that the Revolver Agent shall have the right to (or to instruct the Collateral Trustee on its behalf) credit bid the Revolver Obligations and further that none of the Collateral Trustee, the Term Loan Agent or any other Term Loan Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be) oppose, object to or contest such credit bid by the Revolver Agent. The Term Loan Secured Parties may credit bid, or instruct the Collateral Trustee to credit bid the Term Loan Obligations in accordance with Sections 363(k) or 1129 of the Bankruptcy Code or any other applicable law, only if such bid includes a cash payment sufficient to provide for the Discharge of Revolver Obligations and the Discharge of Revolver Obligations occurs immediately after giving effect to such credit bid, or if the Revolver Agent otherwise consents in writing.

(n) The Term Loan Agent, for itself and on behalf of each other Term Loan Secured Party waives any right to assert or enforce any claim under Section 506(c) or 552 of the Bankruptcy Code as against the Collateral Trustee, any Revolver Secured Party or any of the Shared Collateral.

(o) The Borrower, each Grantor, the Collateral Trustee, the Revolver Agent (on behalf of each Revolver Secured Party) and the Term Loan Agent (on behalf of each Term Loan Secured Party) acknowledges and intends that the grants of Liens pursuant to the Revolver Documents, on the one hand, and the Term Loan Documents, on the other hand, constitute separate and distinct grants of Liens, and because of, among other things, their differing priority in right of recovery on the Shared Collateral with respect to the Proceeds of the Shared Collateral under Section 8.01, each of the Revolver Obligations, on the one hand, and the Term Loan Obligations, on the other hand, are fundamentally different from one another and must be separately classified in any plan of reorganization or similar dispositive restructuring plan proposed or confirmed (or approved) in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of any of the Revolver Secured Parties, on the one hand, and the Term Loan Secured Parties, on the other hand, constitute claims in the same class (rather than separate classes of secured claims), then the Term Loan Secured Parties hereby acknowledge and agree (i) to vote to reject such plan of reorganization or similar dispositive restructuring plan unless the Revolver Secured Parties holding greater than half in number and two-thirds in amount of the Revolver Obligations agree to accept such plan or such plan provides for the Discharge of Revolver Obligations, (ii) that all distributions from the Shared Collateral shall be made as if there were separate classes of Revolver Obligations and Term Loan Obligations against the Grantors, with the effect being that, to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the other secured parties), the Revolver Secured Parties, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, prepetition interest and other claims, Post-Petition Interest, before any distribution is made in respect of the Term Loan Obligations (or any claims, including in respect of post-petition interest, fees or expenses, related thereto) from, or with respect to, such Shared Collateral, with each holder of the Term Loan Obligations (and/or any claim, post-petition interest, fees or expenses, related thereto) hereby acknowledging and agreeing to turn over to the Revolver Secured Parties amounts otherwise received or receivable by them from, or with respect to, such Shared Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing their aggregate recoveries. The Revolver Agent (on behalf of all Revolver Secured Parties) and the Term Loan Agent (on behalf of all Term Loan Secured Parties) each hereby agree it shall not object to or contest (or support any other party in objection or contesting) a plan of reorganization or other dispositive restructuring plan on the grounds that the Revolver Obligations and Term Loan Obligations are classified separately.

Section 6.03 Reinstatement. If any Revolver Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount (a “Recovery”) for any reason whatsoever, then the Revolver Obligations shall be reinstated to the extent of such Recovery and the Revolver Secured Parties shall be entitled to a reinstatement of Revolver Obligations with respect to all such recovered amounts. The Collateral Trustee and the Term Loan Agent, for itself and on behalf of each other Term Loan Secured Party agree that if, at any time, a Term Loan Secured Party receives notice of any Recovery, the Collateral Trustee, the Term Loan Agent and each other Term Loan Secured Party, shall promptly pay over to the Revolver Agent any payment that is not permitted hereunder to be received by the Term Loan-Secured Parties received by it and then in its possession or under its control in respect of any Shared Collateral and shall promptly turn any Shared Collateral then held by it over to the Revolver Agent (or in the instance of the Collateral Trustee any such Shared Collateral held by it for the Term Loan Secured Parties shall thereafter be held for the Revolver Secured Parties for distribution in accordance with Section 8.01), and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made. If this Agreement shall have been terminated prior to any such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Any Shared Collateral or Proceeds thereof that is not permitted hereunder to be received by the Term Loan Secured Parties (or the Collateral Trustee for the Term Loan Secured Parties) received by the Term Loan Agent or any other Term Loan Secured Party (or the Collateral Trustee) and then in its possession or under its control on account of the Term Loan Obligations after the termination of this Agreement shall, in the event of a reinstatement of this Agreement pursuant to this Section 6.03, be held in trust for and paid over to the Collateral Trustee for the benefit of the Revolver Secured Parties for application to the reinstated Revolver Obligations until the discharge thereof. This Section 6.03 shall survive termination of this Agreement.

Section 6.04 Refinancings; Additional Term Loan Debt.

(a) The Revolver Obligations and the Term Loan Obligations may be Replaced, by any Revolver Substitute Credit Facility or Term Loan Substitute Credit Facility, respectively, in each case, without notice to, or the consent of any Priority Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided, that (i) the Collateral Trustee, the Revolver Agent and the Term Loan Agent shall receive on or prior to incurrence of a Revolver Substitute Credit Facility or Term Loan Substitute Credit Facility (A) an Officers’ Certificate from the Borrower stating that (I) the incurrence thereof is permitted by each applicable Priority Debt Document and (II) the applicable requirements of this Section 6.04, have been satisfied, and (B) a Priority Confirmation Joinder executed by the holders or lenders of any indebtedness that Replaces the Revolver Obligations or the Term Loan Obligations (or an authorized agent, trustee or other representative on their behalf) and (ii) on or before the date of such incurrence, such Revolver Substitute Credit Facility or Term Loan Substitute Credit Facility is designated by the Borrower, in an Officers’ Certificate delivered to the Collateral Trustee, the Revolver Agent and the Term Loan Agent, as “Revolver Debt” or “Term Loan Debt”, as applicable, for the purposes of the Priority Debt Documents and this Agreement; provided that no series of Priority Debt may be designated as more than one of Revolver Debt or Term Loan Debt.

(b) The Borrower will be permitted to designate as an additional holder of Term Loan Obligations hereunder each Person who is, or who becomes, the registered holder of Term Loan Debt, incurred by the Borrower after the date of this Agreement to the extent, but only to the extent, permitted and otherwise in accordance with the terms of all applicable Priority Debt Documents. The Borrower may effect such designation by delivering to the Collateral Trustee, the Revolver Agent and the Term Loan Agent each of the following:

(i) an Officers’ Certificate stating that the Borrower intends to incur Additional Term Loan Obligations which will be Term Loan Debt permitted to be incurred by each applicable Priority Debt Document and secured by a Term Loan Lien, equally and ratably with all previously existing and future Term Loan Debt;

(ii) an authorized agent, trustee or other representative on behalf of the holders or lenders of any Additional Term Loan Obligations must be designated as an additional holder of Priority Obligations hereunder and must, prior to such designation, sign and deliver on behalf of the holders or lenders of such Additional Term Loan Obligations a Priority Confirmation Joinder, and, to the extent necessary or appropriate to facilitate such transaction, a new collateral trust agreement substantially similar to this Agreement, as in effect on the date hereof.

(iii) evidence that the Borrower has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations deemed necessary by the Borrower and the holder of such Additional Term Loan Obligations, or its Priority Debt Representative, to ensure that the Additional Term Loan Obligations are secured by the Shared Collateral in accordance with the Term Loan Security Documents (provided that such filings and recordings may be authorized, executed and recorded following any incurrence on a post-closing basis if permitted by the Term Loan Agent for such Additional Term Loan Obligations).

Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Borrower or any other Grantor to incur additional indebtedness unless otherwise permitted by the terms of each applicable Priority Debt Document.

(c) Each of the then-existing Collateral Trustee, Revolver Agent and the Term Loan Agent shall be authorized to execute and deliver such documents and agreements (including amendments or supplements to this Agreement) as such holders, lenders, agent, trustee or other representative may reasonably request to give effect to any such Replacement or any incurrence of Additional Term Loan Obligations, it being understood that the Collateral Trustee, the Revolver Agent and the Term Loan Agent or (if permitted by the terms of the applicable Priority Debt Documents) the Grantors, without the consent of any other Priority Secured Party or (in the case of the Grantors) one or more Priority Debt Representatives, may amend, supplement, modify or restate this Agreement to the extent necessary or appropriate to facilitate such amendments or supplements to effect such Replacement or incurrence all at the expense of the Grantors. Upon the consummation of such Replacement or incurrence and the execution and delivery of the documents and agreements contemplated in the preceding sentence, the holders or lenders of such indebtedness and any authorized agent, trustee or other representative thereof shall be entitled to the benefits of this Agreement.

Section 6.05 Amendments to Priority Debt Documents. (a) Prior to the Discharge of Revolver Obligations, and except as permitted by the Revolving Loan Documents, without the prior written consent of the Revolver Agent, no Term Loan Document may be amended, supplemented, restated or otherwise modified and/or refinanced or entered into to the extent such amendment, supplement, restatement or modification and/or refinancing, or the terms of any new Term Loan Document would (i) adversely affect the payment priority rights of the Revolver Secured Parties or the rights of the Revolver Secured Parties to receive payments owing pursuant to the Revolver Documents, (ii) modify any existing rights or confer any additional rights on the Term Loan Agent or any other Term Loan Secured Party in a manner adverse to the Revolver Secured Parties (including by (A) increasing the interest rate or yields therein by more than 3% per annum, (B) adding mandatory prepayments or shortening the maturity date therein, in each case in contravention of the Revolver Credit Agreement), or (iii)

contravene the provisions of this Agreement or the Revolver Credit Agreement (including such that the Term Loan Obligations would no longer qualify as permitted indebtedness under Section 10.1(s) of the Revolver Credit Agreement).

(b) The Term Loan Secured Parties agree to amend the Term Loan Credit Documents as directed by the Revolver Agent, provided such amendment shall only amend the Term Loan Documents to correspond to any revisions made to the Revolver Credit Documents relating to the Shared Collateral; provided however, any amendment or modification that requires the consent of all affected Term Loan Secured Parties shall require the consent of all affected Term Loan Secured Parties.

(c) Nothing in this Agreement shall supersede the provisions set forth in Section 10.1(s) of the Revolver Credit Agreement (or any successor provision thereto).

(d) To the extent the consent of the Priority Lien Agent is required to an amendment, supplement, restatement or other modification to the Second Lien Intercreditor Agreement, such consent shall only be provided if both the Revolver Agent and the Term Loan Agent agree in writing to such amendment, supplement, restatement or other modifications.

Section 6.06 Legends. The Term Loan Agent acknowledges with respect to the Term Loan Security Documents, that the Term Loan Documents (other than control agreements to which the Collateral Trustee is a party), and each associated Term Loan Security Document (other than control agreements to which the Collateral Trustee is a party) granting any security interest in the Shared Collateral will contain the appropriate legend set forth on Annex I or a legend in such other form acceptable to the Revolver Agent.

Section 6.07 Term Loan Secured Parties Rights as Unsecured Creditors; Judgment Lien Creditor. Both before and during an Insolvency or Liquidation Proceeding, any of the Term Loan Secured Parties may take, or instruct the Collateral Trustee, on their behalf, to take any actions and exercise any and all rights that would be available to a holder of unsecured claims; provided, however, that the Term Loan Secured Parties may not instruct the Collateral Trustee to take, nor shall they take any of the actions prohibited by Section 5.01, Section 5.05(a), Section 6.01 or Section 6.02 or any other provisions of this Agreement; provided, further that in the event that any of the Collateral Trustee or Term Loan Secured Parties becomes a judgment lien creditor in respect of any Shared Collateral as a result of its enforcement of the Term Loan Secured Patties’ rights as an unsecured creditor with respect to the Term Loan Obligations, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Revolver Obligations) as the Term Loan Liens are subject to this Agreement.

Section 6.08 Postponement of Subrogation. The Term Loan Agent, for itself and on behalf of each other Term Loan Secured Party, hereby agrees that no payment or distribution to any Revolver Secured Party pursuant to the provisions of this Agreement shall entitle any Term Loan Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of Revolver Obligations shall have occurred. Following the Discharge of Revolver Obligations, but subject to the reinstatement as provided in Section 6.03, each Revolver Secured Party will execute such documents, agreements, and instruments as any Term Loan Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Revolver Obligations resulting from payments or distributions to such Revolver Secured Party by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Revolver Secured Party are paid by such Person upon request for payment thereof.

Section 6.09 Acknowledgment by the Secured Debt Representatives. Each of the Revolver Agent, for itself and on behalf of the other Revolver Secured Parties and the Term Loan Agent, for itself and on behalf of the other Term Loan Secured Parties, hereby acknowledges that this Agreement is a material inducement to enter into a business relationship, that each has relied on this Agreement to amend the Original Revolver Credit Agreement, to permit the incurrence of the Term Loan Debt and to enter into the Original Term Loan Credit Agreement, as applicable, and all documentation related thereto, and that each will continue to rely on this Agreement in their related future dealings.

ARTICLE VII

GRATUITOUS BAILMENT FOR PERFECTION OF CERTAIN SECURITY INTERESTS

Section 7.01 General. Each of the Collateral Trustee and the Revolver Agent agrees that if it shall at any time hold a Lien on any Shared Collateral that can be perfected by the possession or control of such Collateral or of any Account in which such Shared Collateral is held, and if such Shared Collateral or any such Account is in fact in the possession or under the control of the Collateral Trustee or the Revolver Agent, the Collateral Trustee or the Revolver Agent, as the case may be, will serve as gratuitous bailee (a) in the case of the Collateral Trustee, for the Revolver Agent and the Term Loan Agent and (b) (a) in the case of the Revolver Agent, for the Collateral Trustee, for the sole purpose of perfecting the Revolver Lien and the Term Loan Lien on such Shared Collateral. It is agreed that the obligations of the Collateral Trustee and the Revolver Agent and the rights of the Revolver Agent, the other Revolver Secured Parties, the Term Loan Agent and the other Term Loan Secured Parties in connection with any such bailment arrangement will be in all respects subject to the provisions of Article IV. Notwithstanding anything to the contrary herein, the Collateral Trustee and the Revolver Agent will be deemed to make no representation as to the adequacy of the steps taken by it to perfect the Revolver Liens or the Term Loan Lien on any such Shared Collateral and shall have no responsibility, duty, obligation or liability to the Revolver Agent, the other Revolver Secured Parties, the Term Loan Agent or any other Term Loan Secured Party or any other Person for such perfection or failure to perfect, it being understood that the sole purpose of this Article is to enable the Collateral Trustee to obtain a perfected Lien in such Shared Collateral to the extent, if any, that such perfection results from the possession or control of such Shared Collateral or any such Account by the Collateral Trustee or the Revolving Agent. The Collateral Trustee or the Revolver Agent acting pursuant to this Section 7.01 shall not have by reason of the Revolver Security Documents, the Term Loan Security Documents, this Agreement or any other document or theory, a fiduciary relationship in respect of any Revolver Agent, Revolver Secured Party, the Term Loan Agent or any Term Loan Secured Party. Subject to Section 6.03, from and after the Discharge of Revolver Obligations, the Collateral Trustee and the Revolver Agent shall take all such actions in its power as shall reasonably be requested by the Term Loan Agent (at the sole cost and expense of the Grantors) to transfer possession or control of such Shared Collateral or any such Account (in each case to the extent the Term Loan Agent has a Lien on such Shared Collateral or Account after giving effect to any prior or concurrent releases of Liens) to the Term Loan Agent for the benefit of all Term Loan Secured Parties.

Section 7.02 Deposit Accounts. Each of the Collateral Trustee and the Revolver Agent will act as gratuitous bailee on behalf of (a) in the case of the Collateral Trustee, the Revolver Agent and the Term Loan Agent and (b) in the case of the Revolver Agent, the Collateral Trustee, for the purpose of perfecting the Liens of the Revolver Secured Parties and the Term Loan Secured Parties, respectively, in such Accounts and the cash and other assets therein as provided in Section 7.01 (but will have no duty, responsibility or obligation to the Revolver Secured Parties or the Term Loan Secured Parties (including, without limitation, any duty, responsibility or obligation as to the maintenance of such control, the effect of such arrangement or the establishment of such perfection) except as set forth in the last sentence of this Section 7.02). Unless the Term Loan Liens on such Shared Collateral shall have been or concurrently are released, after the occurrence of Discharge of Revolver Obligations, the Collateral Trustee and the Revolver Agent shall, at the request of the Term Loan Agent, cooperate with the Grantors and the Term Loan Agent (at the expense of the Grantors) in permitting control of any other Accounts to be transferred to the Term Loan Agent (or for other arrangements with respect to each such Accounts satisfactory to the Term Loan Agent to be made).

ARTICLE VIII

APPLICATION OF PROCEEDS; DETERMINATION OF AMOUNTS

Section 8.01 Application of Proceeds. Prior to the Discharge of Revolver Obligations, and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, Shared Collateral or Proceeds received or payable (x) in connection with the enforcement or exercise of any rights or remedies with respect to any portion of the Shared Collateral or (y) pursuant to a plan of reorganization or similar dispositive restructuring plan, will be applied:

(a) first, to the payment of all amounts payable under this Agreement on account of the Collateral Trustee’s fees and expenses and any reasonable legal fees, costs and expenses or other liabilities of any kind incurred by the Collateral Trustee or any co-trustee or agent of the Collateral Trustee in connection with any Security Document, including but not limited to amounts necessary to provide for the expenses of the Collateral Trustee in maintaining and disposing of the Collateral (including, but not limited to, indemnification payments and reimbursements);

(b) second, to the Revolver Agent for application to the Revolver Obligations in accordance with the Revolver Documents, until the Discharge of the Revolver Obligations has occurred,

(c) third, to the Term Loan Agent for application to the Term Loan Obligations in accordance with the Term Loan Documents, until the Term Loan Obligations are repaid in full and in cash, and

(d) fourth, to the Borrower or as otherwise required by the Second Lien Intercreditor Agreement or by applicable law.

Section 8.02 Determination of Amounts. Whenever a Priority Debt Representative (other than the Collateral Trustee) shall be required, in connection with the exercise of its (or the Collateral Trustee’s) rights or the performance of its (or the Collateral Trustee’s) obligations hereunder, to determine the existence or amount of any Revolver Obligations (or the existence of any commitment to extend credit that would constitute Revolver Obligations), or Term Loan Obligations, or the existence of any Lien securing any such obligations, or the Shared Collateral subject to any such Lien, it may request that such information be furnished to it in writing by the other Priority Debt Representative (other than the Collateral Trustee) and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if such Priority Debt Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Priority Debt Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Borrower. Each Priority Debt Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Borrower or any of its subsidiaries, any Priority Secured Party or any other Person as a result of such determination.

ARTICLE IX

NO RELIANCE; NO LIABILITY; OBLIGATIONS ABSOLUTE; CONSENT OF GRANTORS; ETC.

Section 9.01 No Reliance; Information. The Revolver Secured Parties and the Term Loan Secured Parties shall have no duty to disclose to any Term Loan Secured Party or to any Revolver Secured Party, respectively, any information relating to the Borrower or any of the other Grantors, or any other circumstance bearing upon the risk of non-payment of any of the Revolver Obligations or the Term Loan Obligations, respectively, that is known or becomes known to any of them or any of their Affiliates. In the event any Revolver Secured Party or any Term Loan Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to, any Term Loan Secured Party or any Revolver Secured Party, respectively, it shall be under no obligation (a) to make, and shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (b) to provide any additional information or to provide any such information on any subsequent occasion or (c) to undertake any investigation.

Section 9.02 No Warranties or Liability.

(a) The Revolver Agent, for itself and on behalf of the other Revolver Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article X, neither the Term Loan Agent nor any other Term Loan Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Term Loan Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon.

(b) The Term Loan Agent, for itself and on behalf of the other Term Loan Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article X, neither the Revolver Agent nor any other Revolver Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Revolver Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon.

(c) The Revolver Agent and the other Revolver Secured Parties shall have no express or implied duty to the Term Loan Agent or any other Term Loan Secured Party and the Term Loan Agent and the other Term Loan Secured Parties shall have no express or implied duty to the Revolver Agent or any other Revolver Secured Party to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of a default or an event of default under any Revolver Document and any Term Loan Document (other than, in each case, this Agreement), regardless of any knowledge thereof which they may have or be charged with.

(d) The Term Loan Agent, for itself and on behalf of each other Term Loan Secured Party hereby waives any claim that may be had against the Collateral Trustee, the Revolver Agent or any other Revolver Secured Party arising out of any actions which the Collateral Trustee, the Revolver Agent or such Revolver Secured Party takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Shared Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any Shared Collateral, and actions with respect to the collection of any claim for all or only part of the Revolver Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Revolver Documents and the transactions contemplated hereunder and thereunder or the valuation, use, protection or release of any security for such Revolver Obligations.

Section 9.03 Obligations Absolute. Subject in all respects to Section 4.01(c) and Section 8.02, the payment priorities provided for herein and the respective rights, interests, agreements and obligations hereunder of the Collateral Trustee, the Revolver Agent and the other Revolver Secured Parties and the Term Loan Agent and the other Term Loan Secured Parties shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Priority Debt Document;

(b) any change in the time, place or manner of payment of, or in any other term of (including the Replacing of), all or any portion of the Revolver Obligations, it being specifically acknowledged that a portion of the Revolver Obligations consists or may consist of Indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed;

(c) any amendment, waiver or other modification, whether by course of conduct or otherwise, of any Priority Debt Document;

(d) the securing of any Revolver Obligations or Term Loan Obligations with any additional collateral or guarantees, or any exchange, release, voiding, avoidance or non-perfection of any security interest in any Shared Collateral or any other collateral or any release of any guarantee securing any Revolver Obligations or Term Loan Obligations;

(e) the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any other Grantor; or

(f) any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Borrower or any other Grantor in respect of the Revolver Obligations or the Term Loan Obligations.

Section 9.04 Grantors Consent. Each Grantor hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Grantors under the Priority Debt Documents will in no way be diminished or otherwise affected by such provisions or arrangements (except as expressly provided herein).

ARTICLE X

REPRESENTATIONS AND WARRANTIES

Section 10.01 Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:

(a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.

(b) This Agreement has been duly executed and delivered by such party.

(c) The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority of which the failure to obtain could reasonably be expected to have a material adverse effect on the rights and remedies of the parties hereto under this Agreement, (ii) will not violate any applicable law or regulation or any order of any Governmental Authority or any indenture, agreement or other instrument binding upon such party which could reasonably be expected to have a material adverse effect on the rights and remedies of the parties hereto under this Agreement and (iii) will not violate the charter, by-laws or other organizational documents of such party.

Section 10.02 Representations and Warranties of Each Representative. Each of the Revolver Agent and the Term Loan Agent represents and warrants to the other parties hereto that it is authorized under the Original Revolver Credit Agreement and the Original Term Loan Credit Agreement, as the case may be, to enter into this Agreement.

ARTICLE XI

MISCELLANEOUS

Section 11.01 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a) If to the Collateral Trustee, to it at:

MUFG Union Bank, N.A.

500 N. Akard, Suite 4200

Dallas, TX 75201

Attention: Randall Osterberg

Facsimile: (214) 922-4209

(b) if to the Revolver Agent, to it at:

MUFG Union Bank, N.A.

500 N. Akard, Suite 4200

Dallas, TX 75201

Attention: Randall Osterberg

Facsimile: (214) 922-4209

(c) if to the Term Loan Agent, to it at:

Deutsche Bank Trust Company Americas

Trust and Agency Services

60 Wall Street, 16th Floor

MS NYC60-1630

New York, New York 10005

Attention: Project Finance Agency Services. Chesapeake

Facsimile: (732) 578-4636

(d) if to any other Priority Debt Representative, to such address as specified in the Priority Confirmation Joinder.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 11.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 11.01. As agreed to in writing among the Borrower, the Collateral

Trustee, the Revolver Agent and the Term Loan Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

Section 11.02 Waivers; Amendment. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 11.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Except as provided in Section 6.04 no amendment or supplement to the provisions of any Security Document will be effective without the approval of the Collateral Trustee, the Required Priority Lenders, and the Borrower or any other applicable Grantor party thereto, except that:

(i) any amendment or supplement that has the effect solely of:

(A) adding or maintaining Shared Collateral, securing Priority Obligations that were otherwise permitted by the terms of the Priority Debt Documents to be secured by the Shared Collateral or preserving, perfecting or establishing the Liens thereon or the rights of the Collateral Trustee or any other Priority Debt Representative therein;

(B) curing any ambiguity, omission, mistake, defect or inconsistency;

(C) providing for the assumption of the Borrower’s or any Grantor’s obligations under any Priority Debt Document in the case of a merger or consolidation or sale of all or substantially all of the properties or assets of the Borrower or such Grantor to the extent permitted by the terms of the Priority Debt Documents;

(D) making any change that would provide any additional rights or benefits to the holders of Priority Obligations or the Collateral Trustee or that does not adversely affect the legal rights under the Priority Debt Document of any holder of Priority Obligations or the Collateral Trustee; or

(E) effecting any release of Shared Collateral otherwise permitted under the Priority Debt Documents;

will become effective when executed and delivered by the Borrower or any other applicable Grantor party thereto and the Collateral Trustee;

(ii) no amendment or supplement that amends the provisions of this Section 11.02(b)(ii) or reduces, impairs or adversely affects the right of any holder of Priority Obligations:

(A) to vote its outstanding Revolver Obligations as to any matter described as subject to a direction by, or the agreement of, the Controlling Priority Debt Representative or amends the definition of “Controlling Priority Debt Representative,” “Discharge of Revolver Obligations”, “Revolver Debt,” “Revolver Obligations,” “Required Revolver Lenders,” any other definition containing the words “Revolver” therein or any other defined terms to the extent referenced or implicated therein;

(B) to vote its outstanding Term Loan Debt as to any matter described as subject to a direction by, or the agreement of, the Controlling Priority Debt Representative or amends the definition of “Controlling Priority Debt Representative”, “Discharge of Term Loan Obligations,” “Term Loan Debt,” “Term Loan Obligations,” “Required Term Loan Lenders,” any other definition containing the words “Term Loan” therein or any other defined terms to the extent referenced or implicated therein;

(C) to share in the order of application described in Section 8.01 in the proceeds of an Enforcement Action that has not been released in accordance with the provisions described in Section 3.02 or Section 6.01; or

(D) to require that Liens securing Priority Obligations be released only as set forth in the provisions described in Sections 3.02 or Section 6.01;

will become effective without the consent of (I) with respect to clause (A), the Required Revolver Lenders, (II) with respect to clause (B), the Required Term Loan Lenders and (III) with respect to clauses (C) and (D), the Required Priority Lenders; and

(iii) no amendment or supplement that imposes any obligation upon the Collateral Trustee or any other Priority Debt Representative or adversely affects the rights of the Collateral Trustee or any other Priority Debt Representative, respectively, in its individual capacity as such will become effective without the consent of the Collateral Trustee or such other Priority Debt Representative, respectively.

(c) Notwithstanding Section 11.02(b) but subject to Section 11.02(b)(ii) and Section 11.02(b)(iii):

(i) any mortgage or other Security Document may be amended or supplemented with the approval of the applicable Grantor (if otherwise required) and the Collateral Trustee (acting at the written direction of the Controlling Priority Debt Representative), unless such amendment or supplement would not be permitted under the terms of this Agreement, the Second Lien Intercreditor Agreement or any Priority Debt Document;

(ii) any amendment or waiver of, or any consent under, any provision of any Security Document that secures Priority Obligations will apply automatically to any comparable provision of any comparable Security Document without the consent of or notice to any holder of Priority Obligations and without any action by the Borrower, any Grantor or any holder of Priority Obligations; and

(iii) any mortgage or other Security Document may be amended or supplemented with the approval of the applicable Grantor (if otherwise required) and the Collateral Trustee (but without the consent of or notice to any holder of Priority Obligations and without any action by any holder of Priority Obligations) (A) to cure any ambiguity, defect or inconsistency, or (B) to make other changes that do not have an adverse effect on the validity of the Lien created thereby or the rights or interests of the Persons secured thereby.

Section 11.03 Actions Upon Breach; Specific Performance. (a) Prior to the Discharge of Revolver Obligations, if any Term Loan Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Grantor or the Shared Collateral, such Grantor, with the prior written consent of the Revolver Agent, may interpose as a defense or dilatory plea the making of this Agreement, and the Collateral Trustee and any Revolver Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Grantor.

(b) Prior to the Discharge of Revolver Obligations, should any Term Loan Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Shared Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or take any other action in violation of this Agreement or fail to take any action required by this Agreement, the Collateral Trustee, the Revolver Agent or any other Revolver Secured Party (in its own name or in the name of the relevant Grantor) or the relevant Grantor, with the prior written consent of the Revolver Agent, (A) may obtain relief against such Term Loan Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Term Loan Agent on behalf of each Term Loan Secured Party that (I) the Revolver Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (II) each Term Loan Secured Party waives any defense that the Grantors and/or the Revolver Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages, and (B) shall be entitled to damages, as well as reimbursement for all reasonable and documented costs and expenses incurred in connection with any action to enforce the provisions of this Agreement.

Section 11.04 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Priority Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

Section 11.05 Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

Section 11.06 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 11.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 11.08 Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 11.08. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 11.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 11.09 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR

INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 11.10 Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 11.11 Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any Priority Debt Documents, the provisions of this Agreement shall control.

Section 11.12 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the distinct and separate relative rights of the Collateral Trustee, the Revolver Secured Parties and the Term Loan Secured Parties. None of the Borrower, any other Grantor or any other creditor thereof shall have any rights hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Section 6.01, Section 6.02, or Section 6.05) is intended to or will amend, waive or otherwise modify the provisions of the Original Revolver Credit Agreement or the Original Term Loan Credit Agreement, as applicable), and except as expressly provided in this Agreement neither the Borrower nor any other Grantor may rely on the terms hereof (other than Section 6.01, Section 6.02, Section 6.04, or Section 6.05, ARTICLE VII, ARTICLE IX and ARTICLE XI). Nothing in this Agreement is intended to or shall impair the obligations of the Borrower or any other Grantor, which are absolute and unconditional, to pay the Obligations under the Priority Debt Documents as and when the same shall become due and payable in accordance with their terms. Notwithstanding anything to the contrary herein or in any Priority Debt Document, the Grantors shall not be required to act or refrain from acting pursuant to this Agreement, any Revolver Document or any Term Loan Document with respect to any Shared Collateral in any manner that would cause a default under any Revolver Document.

Section 11.13 Certain Terms Concerning the Revolver Agent and the Term Loan Agent. Neither the Revolver Agent nor the Term Loan Agent shall have any liability or responsibility for the actions or omissions of any other Priority Secured Party, or for any other Priority Secured Party’s compliance with (or failure to comply with) the terms of this Agreement. Neither the Revolver Agent or the Term Loan Agent shall have individual liability to any Person if it shall mistakenly pay over or distribute to any Priority Secured Party (or the Borrower) any amounts in violation of the terms of this Agreement, so long as the Revolver Agent or the Term Loan Agent, as the case may be, is acting in good faith. Each party hereto hereby acknowledges and agrees that each of the Revolver Agent and the Term Loan Agent is entering into this Agreement solely in its capacity under the Revolver Documents and the Term Loan Documents, respectively, and not in its individual capacity. The Revolver Agent shall not be deemed to owe any fiduciary duty to the Term Loan Agent or any other Term Loan Secured Party and the Term

Loan Agent shall not be deemed to owe any fiduciary duty to the Revolver Agent or any other Revolver Secured Party. Nothing herein shall be deemed to modify the terms of the Revolver Documents or Term Loan Documents, as applicable, governing the standard of care as between the Revolver Agent and the other Revolver Secured Parties and the Term Loan Agent and the other Term Loan Secured Parties, respectively.

Section 11.14 Authorization of Secured Agents. By accepting the benefits of this Agreement and the other Revolver Security Documents, each Revolver Secured Party authorizes the Revolver Agent to enter into this Agreement and to act on its behalf hereunder and in connection herewith. By accepting the benefits of this Agreement and the other Term Loan Security Documents, each Term Loan Secured Party authorizes the Term Loan Agent to enter into this Agreement and to act on its behalf hereunder and in connection herewith.

Section 11.15 Further Assurances. Each of the Collateral Trustee, for itself, the Revolver Agent, for itself and on behalf of the other Revolver Secured Party and the Term Loan Agent, for itself and on behalf of the other Term Loan Secured Parties, and each Grantor party hereto, for itself and on behalf of its subsidiaries, agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the Collateral Trustee, the Revolver Agent or the Term Loan Agent may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein.

Section 11.16 Relationship of Secured Parties. Nothing set forth herein shall create or evidence a joint venture, partnership or an agency or fiduciary relationship among the Priority Secured Parties. None of the Priority Secured Parties nor any of their respective directors, officers, agents or employees shall be responsible to any other Priority Secured Party or to any other Person for any Grantor’s solvency, financial condition or ability to repay the Revolver Obligations or the Term Loan Obligations, or for statements of any Grantor, oral or written, or for the validity, sufficiency or enforceability of the Revolver Documents or the Term Loan Documents, or any security interests granted by any Grantor to any Priority Secured Party in connection therewith. Each Priority Secured Party, as applicable, has entered into its respective financing agreements with the Grantors based upon its own independent investigation, and neither of the Revolver Agent nor the Term Loan Agent makes any warranty or representation to the other Priority Debt Representatives or the Priority Secured Parties for which it acts as agent nor does it rely upon any representation of the other agents or the Priority Secured Parties for which it acts as agent with respect to matters identified or referred to in this Agreement.

Section 11.17 Grantors and Additional Grantors. Each Grantor represents and warrants that it has duly executed and delivered this Agreement. The Borrower will cause each subsidiary of the Borrower that hereafter becomes a Grantor or is required by any Priority Debt Document to become a party to this Agreement to become a party to this Agreement, for all purposes of this Agreement, by causing such Person to execute and deliver to the Collateral Trustee a Collateral Trust Joinder, whereupon such Person will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof. The Borrower shall promptly provide each Priority Debt Representative with a copy of each Collateral Trust Joinder executed and delivered pursuant to this Section 11.17; provided that the failure to so deliver a copy of the Collateral Trust Joinder to any then existing Priority Debt Representative shall not affect the inclusion of such Person as a Grantor if the other requirements of this Section 11.17 are complied with.

Section 11.18 Compensation; Expenses. The Grantors jointly and severally agree to pay, promptly upon demand:

(a) such compensation to the Collateral Trustee and its agents including attorneys as the Borrower and the Collateral Trustee may agree in writing from time to time;

(b) all reasonable costs and expenses incurred by the Collateral Trustee and its agents including attorneys in the preparation, execution, delivery, filing, recordation, administration or enforcement of this Agreement or any other Security Document or any consent, amendment, waiver or other modification relating hereto or thereto;

(c) all reasonable fees, expenses and disbursements of legal counsel and any auditors, accountants, consultants or appraisers or other professional advisors and agents engaged by the Collateral Trustee or any Priority Debt Representative incurred in connection with the negotiation, preparation, closing, administration, performance or enforcement of this Agreement and the other Security Documents or any consent, amendment, waiver or other modification relating hereto or thereto and any other document or matter requested by the Borrower or any Grantor;

(d) all reasonable costs and expenses incurred by the Collateral Trustee and its agents in creating, perfecting, preserving, releasing or enforcing the Collateral Trustee’s Liens on the Collateral, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, and title insurance premiums;

(e) all other reasonable costs and expenses incurred by the Collateral Trustee and its agents in connection with the negotiation, preparation and execution of the Security Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby or the exercise of rights or performance of obligations by the Collateral Trustee thereunder; and

(f) after the occurrence of any default under a Priority Debt Document, all costs and expenses incurred by the Collateral Trustee, its agents and any Priority Debt Representative in connection with any Enforcement Action subject to the Security Documents or any interest, right, power or remedy of the Collateral Trustee or in connection with any Enforcement Action or the proof, protection, administration or resolution of any claim based upon the Priority Obligations in any Insolvency or Liquidation Proceeding, including all fees and disbursements of attorneys, accountants, auditors, consultants, appraisers and other professionals engaged by the Collateral Trustee, its agents or the Priority Debt Representatives.

The agreements in this Section 11.18 will survive repayment of all other Priority Obligations and the removal or resignation of the Collateral Trustee and termination of this Agreement.

Section 11.19 Indemnity.

(a) The Grantors jointly and severally agree to defend, indemnify, pay and hold harmless the Collateral Trustee, each Priority Debt Representative, each Priority Debt Secured Party and each of their respective Affiliates and each and all of the directors, officers, partners, trustees, employees, attorneys and agents, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, an “Indemnitee”) from and against any and all Indemnified Liabilities; provided that no Indemnitee will be entitled to indemnification hereunder with respect to any Indemnified Liability to the extent such Indemnified Liability is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. THIS INDEMNITY COVERS ORDINARY NEGLIGENCE OF ANY OF THE FOREGOING PARTIES.

(b) All amounts due under this Section 11.19 will be payable within 10 days upon written demand.

(c) To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 11.19(a) may be unenforceable in whole or in part because they violate any law or public policy, each of the Grantors will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(d) Each Grantor agrees not to assert any claim against any Indemnitee, on any theory of liability, for any lost profits or special, indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages arising out of, in connection with, or as a result of, this Agreement or any other Priority Debt Document or any agreement or instrument or transaction contemplated hereby or relating in any respect to any Indemnified Liability, and each of the Grantors hereby forever waives, releases and agrees not to sue upon any claim for any such lost profits or special, indirect, consequential or (to the fullest extent lawful) punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(e) The agreements in this Section 11.19 will survive repayment of all other Priority Obligations and the removal or resignation of the Collateral Trustee and termination of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MUFG UNION BANK, N.A., as Collateral Trustee

By:	/s/ CARL STUTZMAN
	Name:	Carl Stutzman
	Title:	Managing Director Global Head

Signature Page to Collateral Trust Agreement

MUFG UNION BANK, N.A., as Revolver Agent for the Revolver Secured Parties

By:	/s/ CARL STUTZMAN
	Name:	Carl Stutzman
	Title:	Managing Director Global Head

Signature Page to Collateral Trust Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Term Loan Agent for the Term Loan Secured Parties

By:	Deutsche Bank National Trust Company

By:	/s/ ROBERT S. PESCHLER
	Name:	Robert S. Peschler
	Title:	Vice President

By:	/s/ RODNEY GAUGHAN
	Name:	Rodney Gaughan
	Title:	Vice President

Signature Page to Collateral Trust Agreement

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ DOMENIC J. DELL’OSSO, JR.
	Name:	Domenic J. Dell’Osso, Jr.
	Title:	Executive Vice President and Chief Financial Officer

THE GRANTORS LISTED ON SCHEDULE I HERETO

By:	/s/ ERIK S. FARES
	Name:	Erik S. Fares
	Title:	Vice President and Treasurer of each Guarantor

Signature Page to Collateral Trust Agreement

SCHEDULE I

Grantors

CHESAPEAKE EXPLORATION, L.L.C.

CHESAPEAKE APPALACHIA, L.L.C.

CHESAPEAKE E&P HOLDING CORPORATION

CHESAPEAKE ENERGY LOUISIANA CORPORATION

CHESAPEAKE NG VENTURES CORPORATION

CHK ENERGY HOLDINGS, INC.

SPARKS DRIVE SWD, INC.

WINTER MOON ENERGY CORPORATION

CHESAPEAKE AEZ EXPLORATION, L.L.C.

CHESAPEAKE-CLEMENTS ACQUISITION, L.L.C.

CHESAPEAKE ENERGY MARKETING, L.L.C.

CHESAPEAKE LAND DEVELOPMENT COMPANY, L.L.C.

CHESAPEAKE MIDSTREAM DEVELOPMENT, L.L.C.

CHESAPEAKE OPERATING, L.L.C., on behalf of itself and as general partner of CHESAPEAKE LOUISIANA, L.P.

CHESAPEAKE PLAINS, LLC

CHESAPEAKE PLAZA, L.L.C.

CHESAPEAKE ROYALTY, L.L.C.

CHESAPEAKE VRT, L.L.C.

CHK-MAC, L.L.C.

CHK UTICA, L.L.C.

COMPASS MANUFACTURING, L.L.C.

EMLP, L.L.C., on behalf of itself and as general partner of EMPRESS LOUISIANA PROPERTIES, L.P.

EMPRESS, L.L.C.

GSF, L.L.C.

MC LOUISIANA MINERALS, L.L.C.

MC MINERAL COMPANY, L.L.C.

MIDCON COMPRESSION, L.L.C.

NOMAC SERVICES, L.L.C.

NORTHERN MICHIGAN EXPLORATION COMPANY, L.L.C.

Schedule I - 1

EXHIBIT A

to Collateral Trust Agreement

[FORM OF]

PRIORITY CONFIRMATION JOINDER

Reference is made to the Collateral Trust Agreement, dated as of August 23, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among MUFG UNION BANK, N.A., as the Collateral Trustee (as defined therein), MUFG UNION BANK, N.A., as Revolver Agent for the Revolver Secured Parties (as defined therein), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Term Loan Agent for the Term Loan Secured Parties (as defined therein).

Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Collateral Trust Agreement. This Priority Confirmation Joinder is being executed and delivered pursuant to Section 6.04[(a)][(b)] of the Collateral Trust Agreement as a condition precedent to the debt for which the undersigned is acting as representative being entitled to the rights and obligations of being [Revolver/Term Loan/Additional Term Loan] Obligations under the Collateral Trust Agreement.

1. Joinder. The undersigned, [                    ], a [                    ], (the “New Representative”) as [trustee] [collateral trustee] [administrative agent] [collateral agent] under that certain [describe applicable indenture, credit agreement or other document governing the Revolver Substitute Credit Facility, Term Loan Substitute Credit Facility or Additional Term Loan Credit Facility] hereby:

(a) represents that the New Representative has been authorized to become a party to the Collateral Trust Agreement on behalf of the [Revolver Secured Parties under a Revolver Substitute Credit Facility] [Term Loan Secured Parties under the Term Loan Substitute Credit Facility] [Additional Term Loan Secured Parties under the Additional Term Loan Credit Facility] as [a Revolver Agent under a Revolver Substitute Credit Facility] [a Term Loan Agent under a Term Loan Substitute Facility or Additional Term Loan Credit Facility] under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof; and

(b) agrees that its address for receiving notices pursuant to the Collateral Trust Agreement shall be as follows:

[Address];

2. Priority Confirmation.

[Option A: to be used if additional debt constitutes replacement Priority Debt] The undersigned New Representative, on behalf of itself and each Priority Secured Party for which the undersigned is acting as Priority Debt Representative hereby agrees, for the benefit of all

Exhibit A - 1

Priority Secured Parties and each future Priority Debt Representative, and as a condition to being treated as Priority Obligations under the Collateral Trust Agreement, that the New Representative is bound by the provisions of the Collateral Trust Agreement including the provisions relating to the order of application of proceeds from enforcement of Revolver Liens and Term Loan Liens. [or]

[Option B: to be used if additional debt constitutes Term Loan Substitute Credit Facility or Additional Term Loan Credit Facility] The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Term Loan Debt that constitutes a [Term Loan Substitute Facility][Additional Term Loan Credit Facility] for which the undersigned is acting as Term Loan Agent hereby agrees, for the benefit of all Priority Secured Parties and each future Priority Debt Representative, and as a condition to being treated as Priority Obligations under the Intercreditor Agreement, that:

(a) all Term Loan Obligations will be and are secured equally and ratably by all Term Loan Liens at any time granted by the Borrower or any other Grantor to secure any Obligations in respect of such Term Loan Debt, whether or not upon property otherwise constituting Shared Collateral for such Term Loan Debt, and that all such Term Loan Liens will be enforceable by the Collateral Trustee, on behalf of the Term Loan Agent, with respect to such Term Loan Debt for the benefit of all Term Loan Secured Parties equally and ratably;

(b) the New Representative and each holder of Obligations in respect of the Series of Term Loan Debt for which the undersigned is acting as Term Loan Agent are bound by the provisions of the Collateral Trust Agreement, including the provisions relating to the order of application of proceeds from enforcement of Revolver Liens and Term Loan Liens; and

(c) the New Representative and each holder of Obligations in respect of the Series of Term Loan Debt for which the undersigned is acting as Term Loan Agent appoints the Collateral Trustee and consents to the terms of the Collateral Trust Agreement and the performance by the Collateral Trustee of, and directs the Collateral Trustee to perform, its obligations under the Collateral Trust Agreement, together with all such powers as are reasonably incidental thereto.

3. The New Representative

4. Full Force and Effect of Collateral Trust Agreement. Except as expressly supplemented hereby, the Collateral Trust Agreement shall remain in full force and effect.

5. Governing Law and Miscellaneous Provisions. The provisions of Article XI of the Collateral Trust Agreement will apply with like effect to this Priority Confirmation Joinder.

6. Expenses. The Borrower agrees to reimburse each Priority Debt Representative for its reasonable out of pocket expenses in connection with this Priority Confirmation Joinder, including the reasonable fees, other charges and disbursements of counsel.

Exhibit A - 2

IN WITNESS WHEREOF, the parties hereto have caused this Priority Confirmation Joinder to be executed by their respective officers or representatives as of [            ], 20[    ].

[insert name of New Representative]

By:
Name:
Title:

The Revolver Agent hereby acknowledges receipt of this Priority Confirmation Joinder:

[ ]
as Revolver Agent

By:
Name:
Title:

The Term Loan Agent hereby acknowledges receipt of this Priority Confirmation Joinder:

[ ]
as Term Loan Agent

By:
Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Priority Confirmation Joinder:

[ ]
as Collateral Trustee

By:
Name:
Title:

Exhibit A - 3

Acknowledged and Agreed to by:

CHESAPEAKE ENERGY CORPORATION,
as Borrower

By:
Name:
Title:

Exhibit A - 4

Acknowledged by:

THE OTHER GRANTORS LISTED ON SCHEDULE I HERETO

By:
Name:
Title:

Exhibit A - 5

Schedule I to the

Supplement to the

Collateral Trust Agreement

Grantors

Exhibit A - 6

EXHIBIT B

to Collateral Trust Agreement

[FORM OF]

COLLATERAL TRUST JOINDER

Reference is made to the Collateral Trust Agreement, dated as of August 23, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among MUFG UNION BANK, N.A., as collateral trustee for the Revolver Secured Parties and the Term Loan Secured Parties, each as referred to therein (in such capacity, the “Collateral Trustee”), MUFG UNION BANK, N.A., as administrative agent for the Revolver Secured Parties referred to herein (in such capacity, and together with its successors and assigns in such capacity, the “Original Revolver Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for the Term Loan Secured Parties referred to therein (in such capacity, and together with its successors in such capacity, the “Original Term Loan Agent”) and acknowledged and agreed by Chesapeake Energy Corporation, an Oklahoma corporation (the “Borrower”), and the other Grantors party hereto. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 11.17 of the Collateral Trust Agreement.

1. Joinder. The undersigned,                     , a                     , hereby agrees to become party as a Grantor under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2. Governing Law and Miscellaneous Provisions. The provisions of Article XI of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of             , 20    .

[ ]

By:
Name:
Title:

Exhibit B - 1

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee with respect to the Shared Collateral pledged by the new Grantor:

[ ]

By:
Name:
Title:

Exhibit B - 2

EXHIBIT C

to Collateral Trust Agreement

Part A: Revolver Security Documents

1.	Mortgage, Open-End Mortgage, Multiple Indebtedness Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement from CHK Utica, L.L.C., Chesapeake-Clements Acquisition, L.L.C., Chesapeake Appalachia, L.L.C., Chesapeake Exploration, L.L.C., Chesapeake Land Development Company, L.L.C., Chesapeake Royalty, L.L.C., Empress, L.L.C., GSF, L.L.C., MC Louisiana Minerals, L.L.C., MC Mineral Company, L.L.C., Chesapeake Louisiana, L.P., and Empress Louisiana Properties, L.P., collectively, as Trustor to Randall Osterberg, as Trustee for the benefit of MUFG Union Bank, N.A., as Mortgagee and Administrative Agent dated as of November 24, 2015, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Bienville Parish, Louisiana	#20152869	12/23/15

Bossier Parish, Louisiana	#1134497	12/23/15

Caddo Parish, Louisiana	#2580190	1/1/16

DeSoto Parish, Louisiana	#734133, MOB 554, Page 1	12/28/15

Red River Parish, Louisiana	#237739, MOB 212, Page 445	12/23/15

Sabine Parish, Louisiana	#454139, MOB 487, Page 500	1/4/16

Belmont County, Ohio	#201500015931, Volume 592, Page 930	12/29/15

Carroll County, Ohio	#201600000067, Book 115, Page 475	1/8/16

Columbiana County, Ohio	#2015-00014216, Book 2135, Page 422	12/31/15

Harrison County, Ohio	#201600000001, Book 235, Page 2349	1/4/16

Jefferson County, Ohio	#307124, Volume 1175, Page 137	12/29/15

Mahoning County, Ohio	#201500030512, Book 6161, Page 1481	12/29/15

Alfalfa County, Oklahoma	Book 787, Page 627	12/31/15

Beckham County, Oklahoma	Book 2208, Page 160	12/31/15

Caddo County, Oklahoma	Volume 2990, Page 1	1/4/16

Exhibit C - 1

JURISDICTION	FILING INFORMATION	FILE DATE

Custer County, Oklahoma	Book 1693, Page 479	12/31/15

Dewey County, Oklahoma	Book 1589, Page 238	1/4/16

Grady County, Oklahoma	Book 4996, Page 228	12/31/15

Woods County, Oklahoma	Book 1234, Page 170	1/5/16

Bradford County, Pennsylvania	#2016-01577	2/9/16

Clinton County, Pennsylvania	#2016-00179	1/14/16

Lycoming County, Pennsylvania	#201600000091, Book 8827, Page 105	1/6/16

Sullivan County, Pennsylvania	#2016-00017	1/7/16

Susquehanna County, Pennsylvania	#201601002	2/4/16

Wyoming County, Pennsylvania	#2015-4438	12/31/15

Atascosa County, Texas	#167765	1/4/16

Dallas County, Texas	#201500344404	12/31/15

Dimmit County, Texas	Volume 560, Page 431	1/7/16

Frio County, Texas	Volume 194, Page 808	1/4/16

Hemphill County, Texas	Volume 796, Page 304	1/4/16

Hood County, Texas	#2015-0013805	12/31/15

Johnson County, Texas	#2015-29015	12/31/15

LaSalle County, Texas	Volume 903, Page 1	1/13/16

Lipscomb County, Texas	Volume 557, Page 152	1/4/16

McMullen County, Texas	Volume 117, Page 204	1/5/16

Ochiltree County, Texas	#2016-009	1/4/16

Exhibit C - 2

JURISDICTION	FILING INFORMATION	FILE DATE

Tarrant County, Texas	#D215291009	12/31/15

Webb County, Texas	Volume 3905, Page 348	12/31/15

Wheeler County, Texas	Volume 709, Page 856	1/5/16

2.	UCC Financing Statement with Empress Louisiana Properties, L.P., et al, as Debtors and MUFG Union Bank, N.A., as Secured Party, covering fixtures and as-extracted collateral with respect to item #1 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Bienville Parish, Louisiana	#07-128315	12/30/15

3.	UCC Financing Statement with Empress Louisiana Properties, L.P., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #1 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Texas Secretary of State	#16-0002075829	1/19/16; amended on 2/18/16 by #16-00053362 to complete Exhibit A with county recording information

4.	UCC Financing Statement with CHK Utica, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #1 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Delaware Secretary of State	#2016 0284123	1/14/16; amended on 2/18/16 by #20160974392 to complete Exhibit A with county recording information

Exhibit C - 3

5.	UCC Financing Statement with Chesapeake-Clements Acquisition, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #1 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160114020045730	1/14/16; amended on 2/18/16 by #20160218020163550 to complete Exhibit A with county recording information

6.	UCC Financing Statement with Chesapeake Appalachia, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #1 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160114020045720	1/14/16; amended on 2/18/16 by #20160218020163600 to complete Exhibit A with county recording information

7.	UCC Financing Statement with Chesapeake Exploration L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #1 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160114020045710	1/14/16; amended on 2/18/16 by #20160218020163590 to complete Exhibit A with county recording information

8.	UCC Financing Statement with Chesapeake Land Development Company, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #1 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160114020045700	1/14/16; amended on 2/18/16 by #20160218020163580 to complete Exhibit A with county recording information

Exhibit C - 4

9.	UCC Financing Statement with Chesapeake Royalty, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #1 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160114020045690	1/14/16; amended on 2/18/16 by #20160218020163560 to complete Exhibit A with county recording information

10.	UCC Financing Statement with Empress, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #1 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160114020045680	1/14/16; amended on 2/18/16 by #20160218020163540 to complete Exhibit A with county recording information

11.	UCC Financing Statement with GSF, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #1 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160114020045670	1/14/16; amended on 2/18/16 by #20160218020163530 to complete Exhibit A with county recording information

12.	UCC Financing Statement with MC Louisiana Minerals, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #1 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160114020045660	1/14/16; amended on 2/18/16 by #20160218020163520 to complete Exhibit A with county recording information

Exhibit C - 5

13.	UCC Financing Statement with MC Mineral Company, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #1 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160114020045650	1/14/16; amended on 2/18/16 by #20160218020163510 to complete Exhibit A with county recording information

14.	UCC Financing Statement with Chesapeake Louisiana, L.P, as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #1 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160114020045640	1/14/16; amended on 2/18/16 by #20160218020163570 to complete Exhibit A with county recording information

15.	Mortgage, Open-End Mortgage, Multiple Indebtedness Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement from CHK Utica, L.L.C., Chesapeake-Clements Acquisition, L.L.C., Chesapeake Appalachia, L.L.C., Chesapeake Exploration, L.L.C., Chesapeake Land Development Company, L.L.C., Chesapeake Royalty, L.L.C., Empress, L.L.C., GSF, L.L.C., MC Louisiana Minerals, L.L.C., MC Mineral Company, L.L.C., Chesapeake Louisiana, L.P., and Empress Louisiana Properties, L.P., collectively, as Trustor to Randall Osterberg, as Trustee for the benefit of MUFG Union Bank, N.A., as Mortgagee and Administrative Agent dated as of April 7, 2016, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Caddo Parish, Louisiana	#2594171	4/26/16

DeSoto Parish, Louisiana	#736047, MOB 563, Page 585	4/14/16

Caddo County, Oklahoma	Volume 3000, Page 259	4/14/16

Woods County, Oklahoma	Book 1241, Page 1	4/13/16

Bradford County, Pennsylvania	#201606365	4/25/16

Exhibit C - 6

JURISDICTION	FILING INFORMATION	FILE DATE

Wyoming County, Pennsylvania	#2016-0978	4/13/16

Dimmit County, Texas	Volume 566, Page 754	4/20/16

McMullen County, Texas	Volume 121, Page 12	4/14/16

Tarrant County, Texas	#D216075836	4/13/16

Webb County, Texas	Volume 4035, Page 1	4/22/16

16.	UCC Financing Statement with Empress Louisiana Properties, L.P., et al, as Debtors and MUFG Union Bank, N.A., as Secured Party, covering fixtures and as-extracted collateral with respect to item #15 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Bienville Parish, Louisiana	#07-128405	4/14/16

17.	UCC Financing Statement with Empress Louisiana Properties, L.P., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #15 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Texas Secretary of State	#16-0011854844	4/12/16; amended on 5/10/16 by #16-00152242 to complete Exhibit A with county recording information

18.	UCC Financing Statement with CHK Utica, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #15 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Delaware Secretary of State	#2016 2160875	4/12/16; amended on 5/10/16 by #20162793626 to complete Exhibit A with county recording information

Exhibit C - 7

19.	UCC Financing Statement with Chesapeake-Clements Acquisition, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #15 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160412020371380	4/12/16; amended on 5/10/16 by #20160510020486530 to complete Exhibit A with county recording information

20.	UCC Financing Statement with Chesapeake Appalachia, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #15 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160412020371390	4/12/16; amended on 5/10/16 by #20160510020486520 to complete Exhibit A with county recording information

21.	UCC Financing Statement with Chesapeake Exploration L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #15 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160412020371400	4/12/16; amended on 5/10/16 by #20160510020486510 to complete Exhibit A with county recording information

22.	UCC Financing Statement with Chesapeake Land Development Company, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #15 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160412020371410	4/12/16; amended on 5/10/16 by #20160510020486500 to complete Exhibit A with county recording information

Exhibit C - 8

23.	UCC Financing Statement with Chesapeake Royalty, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #15 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160412020371420	4/12/16; amended on 5/10/16 by #20160510020486540 to complete Exhibit A with county recording information

24.	UCC Financing Statement with Empress, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #15 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160412020371430	4/12/16; amended on 5/10/16 by #20160510020486460 to complete Exhibit A with county recording information

25.	UCC Financing Statement with GSF, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #15 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160412020371440	4/12/16; amended on 5/10/16 by #20160510020486490 to complete Exhibit A with county recording information

26.	UCC Financing Statement with MC Louisiana Minerals, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #15 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160412020371450	4/12/16; amended on 5/10/16 by #20160510020486480 to complete Exhibit A with county recording information

Exhibit C - 9

27.	UCC Financing Statement with MC Mineral Company, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #15 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160412020371460	4/12/16; amended on 5/10/16 by #20160510020486470 to complete Exhibit A with county recording information

28.	UCC Financing Statement with Chesapeake Louisiana, L.P, as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #15 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160412020371470	4/12/16; amended on 5/10/16 by #20160510020486550 to complete Exhibit A with county recording information

29.	Mortgage, Open-End Mortgage, Multiple Indebtedness Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement from CHK Utica, L.L.C., Chesapeake-Clements Acquisition, L.L.C., Chesapeake Appalachia, L.L.C., Chesapeake Exploration, L.L.C., Chesapeake Land Development Company, L.L.C., Chesapeake Royalty, L.L.C., Empress, L.L.C., GSF, L.L.C., MC Louisiana Minerals, L.L.C., MC Mineral Company, L.L.C., Chesapeake Louisiana, L.P., and Empress Louisiana Properties, L.P., collectively, as Trustor to Randall Osterberg, as Trustee for the benefit of MUFG Union Bank, N.A., as Mortgagee and Administrative Agent dated as of May 2, 2016, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Carroll County, Ohio	#201600001785, Book 117, Page 1523	5/16/16

Exhibit C - 10

JURISDICTION	FILING INFORMATION	FILE DATE

Columbiana County, Ohio	#2016-00004465, Book 2155, Page 633	5/16/16
Harrison County, Ohio	#201600001449, Book 239, Page 2094	5/17/16
Jefferson County, Ohio	#310373, Volume 1191, Page 746	5/16/16

Bradford County, Pennsylvania	#2016-07843	5/23/16

Sullivan County, Pennsylvania	#201600910	5/23/16

Wyoming County, Pennsylvania	#2016-1363	5/19/16

Dallas County, Texas	#201600133275	5/18/16

Dimmit County, Texas	Volume 569, Page 323, #41643	5/18/16

Ellis County, Texas	#1613025	5/16/16

Frio County, Texas	Volume 201, Page 545	5/16/16

Johnson County, Texas	#2016-11751	5/23/16

LaSalle County, Texas	Volume 918, Page 65, #00122369	5/17/16
Tarrant County, Texas	#D216102613	5/16/16

Webb County, Texas	Volume 4050, Page 539, #1265344	5/23/16
Converse County, Wyoming	#1050089, Book 1585, Page 587	5/23/16

30.	UCC Financing Statement with Empress Louisiana Properties, L.P., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #29 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Texas Secretary of State	#16-0015076925	5/9/16; amended on 7/7/16 by #16-00223406 to complete Exhibit A with county recording information

Exhibit C - 11

31.	UCC Financing Statement with CHK Utica, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #29 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Delaware Secretary of State	#2016 2765947	5/9/16; amended on 7/6/16 by #20164069447 to complete Exhibit A with county recording information

32.	UCC Financing Statement with Chesapeake-Clements Acquisition, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #29 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160510020485070	5/10/16; amended on 7/7/16 by #20160707020709660 to complete Exhibit A with county recording information

33.	UCC Financing Statement with Chesapeake Appalachia, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #29 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160510020485080	5/10/16; amended on 7/7/16 by #20160707020709610 to complete Exhibit A with county recording information

34.	UCC Financing Statement with Chesapeake Exploration L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #29 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160510020485090	5/10/16; amended on 7/7/16 by #20160707020709620 to complete Exhibit A with county recording information

Exhibit C - 12

35.	UCC Financing Statement with Chesapeake Land Development Company, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #29 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160510020485100	5/10/16; amended on 7/7/16 by #20160707020709630 to complete Exhibit A with county recording information

36.	UCC Financing Statement with Chesapeake Royalty, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #29 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160510020485110	5/10/16; amended on 7/7/16 by #20160707020709650 to complete Exhibit A with county recording information

37.	UCC Financing Statement with Empress, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #29 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160510020485120	5/10/16; amended on 7/7/16 by #20160707020709670 to complete Exhibit A with county recording information

38.	UCC Financing Statement with GSF, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #29 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160510020485130	5/10/16; amended on 7/7/16 by #20160707020709680 to complete Exhibit A with county recording information

Exhibit C - 13

39.	UCC Financing Statement with MC Louisiana Minerals, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #29 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160510020485140	5/10/16; amended on 7/7/16 by #20160707020709690 to complete Exhibit A with county recording information

40.	UCC Financing Statement with MC Mineral Company, L.L.C., as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #29 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160510020485150	5/10/16; amended on 7/7/16 by #20160707020709700 to complete Exhibit A with county recording information

41.	UCC Financing Statement with Chesapeake Louisiana, L.P, as Debtor and MUFG Union Bank, N.A., as Secured Party, with respect to item #29 above, filed as follows:

JURISDICTION	FILING INFORMATION	FILE DATE

Oklahoma County, Oklahoma	#20160510020485160	5/10/16; amended on 7/7/16 by #20160707020709640 to complete Exhibit A with county recording information

42.	UCC Financing Statements from the following Debtors with MUFG Union Bank, N.A., as Secured Party, covering all assets, filed as follows:

JURISDICTION/DEBTOR	FILING INFORMATION	FILE DATE

Delaware Secretary of State/CHK Utica, L.L.C.	#2016 3349022	6/3/16

Delaware Secretary of State/Sparks Drive SWD, Inc.	#2016 3349113	6/3/16

Michigan Secretary of State/Northern Michigan Exploration Company, L.L.C.	#2016079843-4	6/7/16

Exhibit C - 14

JURISDICTION/DEBTOR	FILING INFORMATION	FILE DATE

Oklahoma County, OK/Chesapeake AEZ Exploration, L.L.C.	#20160606020582390	6/6/16

Oklahoma County, OK/Chesapeake Appalachia, L.L.C.	#20160606020582400	6/6/16

Oklahoma County, OK/Chesapeake E&P Holding Corporation	#20160606020582410	6/6/16

Oklahoma County, OK/Chesapeake Energy Corporation	#20160606020582420	6/6/16

Oklahoma County, OK/Chesapeake Energy Louisiana Corporation	#20160606020582430	6/6/16

Oklahoma County, OK/Chesapeake Energy Marketing, L.L.C.	#20160606020582440	6/6/16

Oklahoma County, OK/Chesapeake Exploration, L.L.C.	#20160606020582450	6/6/16

Oklahoma County, OK/Chesapeake Land Development Company, L.L.C.	#20160606020582460	6/6/16

Oklahoma County, OK/Chesapeake Louisiana, L.P.	#20160606020582470	6/6/16

Oklahoma County, OK/Chesapeake Midstream Development, L.L.C.	#20160606020582480	6/6/16

Oklahoma County, OK/Chesapeake NG Ventures Corporation	#20160606020582490	6/6/16

Exhibit C - 15

JURISDICTION/DEBTOR	FILING INFORMATION	FILE DATE

Oklahoma County, OK/Chesapeake Operating, L.L.C.	#20160606020582500	6/6/16

Oklahoma County, OK/Chesapeake Plaza, L.L.C.	#20160606020582510	6/6/16

Oklahoma County, OK/Chesapeake Royalty, L.L.C.	#20160606020582520	6/6/16

Oklahoma County, OK/Chesapeake VRT, L.L.C.	#20160606020582530	6/6/16

Oklahoma County, OK/Chesapeake-Clements Acquisition, L.L.C.	#20160606020582540	6/6/16

Oklahoma County, OK/CHK-MAC, L.L.C.	#20160606020582550	6/6/16

Oklahoma County, OK/Compass Manufacturing, L.L.C.	#20160606020582560	6/6/16

Oklahoma County, OK/EMLP, L.L.C.	#20160606020582570	6/6/16

Oklahoma County, OK/Empress, L.L.C.	#20160606020582580	6/6/16

Oklahoma County, OK/GSF, L.L.C.	#20160606020582590	6/6/16

Oklahoma County, OK/MC Louisiana Minerals, L.L.C.	#20160606020582600	6/6/16

Oklahoma County, OK/MC Mineral Company, L.L.C.	#20160606020582610	6/6/16

Oklahoma County, OK/Midcon Compression, L.L.C.	#20160606020582620	6/6/16

Exhibit C - 16

JURISDICTION/DEBTOR	FILING INFORMATION	FILE DATE

Oklahoma County, OK/Nomac Services, L.L.C.	#20160606020582630	6/6/16

Oklahoma County, OK/Winter Moon Energy Corporation	#20160606020582640	6/6/16

Texas Secretary of State/CHK Energy Holdings, Inc.	#16-0018294283	6/3/16

Texas Secretary of State/Empress Louisiana Properties, L.P.	#16-0018294304	6/3/16

43.	Collateral Agreement, dated as of June 2, 2016, by the Borrower and the grantors from time to time party thereto in favor of MUFG Union Bank, N.A., as administrative agent for the banks and other financial institutions or entities from time to time party to the Original Revolver Credit Agreement.

44.	Deposit Account Control Agreement, dated as of May 4, 2016, by and among the companies listed on Schedule A thereto, MUFG Union Bank, N.A. as agent for certain secured parties, and Wells Fargo Bank, National Association.

45.	Collateral Control Agreement, dated as of May 5, 2016, between the Borrower, U.S. Bank National Association and MUFG Union Bank, N.A., as administrative agent for certain secured parties.

46.	Special Deposit Account Control Agreement, dated as of May 6, 2016, between Chesapeake Land Development Company LLC, as borrower, MUFG Union Bank, N.A., as the secured party, and MUFG Union Bank, N.A. as the bank.

47.	Special Deposit Account Control Agreement, dated as of May 6, 2016, between the Borrower, as borrower, MUFG Union Bank, N.A., as the secured party, and MUFG Union Bank, N.A. as the bank.

48.	Special Deposit Account Control Agreement, dated as of May 6, 2016, between Chesapeake Operating LLC, as borrower, MUFG Union Bank, N.A., as the secured party, and MUFG Union Bank, N.A. as the bank.

49.	Control Agreement, dated as of May 5, 2016, by and among DeAWM Service Company, as transfer agent, the Borrower, as shareholder, and MUFG Union Bank, N.A. as collateral agent.

Exhibit C - 17

50.	Uncertificated Securities Control Agreement, dated as of May 6, 2016, among the Borrower, as pledgor, MUFG Union Bank, N.A., as collateral agent for certain secured parties, and Goldman, Sachs & Co. as transfer agent on behalf of Goldman Sachs Trust, as issuer.

51.	Securities Account Control Agreement, dated as of May 24, 2016, by and among the Borrower, as debtor, MUFG Union Bank, N.A. as secured party, Wells Fargo Funds Trust, as issuer, and Boston Financial Data Services, Inc. as intermediary.

52.	Blocked Account Control Agreement (“Shifting Control”), dated as of May 5, 2016, by and among Chesapeake Appalachia L.L.C., MUFG Union Bank, N.A. as administrative agent (in such capacity, the “Agent”), and JPMorgan Chase Bank, N.A., as depository (in such capacity, the “Depository”).

53.	Blocked Account Control Agreement (“Shifting Control”), dated as of May 5, 2016, by and among the Borrower, the Agent, and the Depository.

54.	Blocked Account Control Agreement (“Shifting Control”), dated as of May 5, 2016, by and among Chesapeake Energy Marketing, L.L.C., the Agent, and the Depository.

55.	Blocked Account Control Agreement (“Shifting Control”), dated as of May 5, 2016, by and among Chesapeake Exploration, L.L.C., the Agent, and the Depository.

56.	Blocked Account Control Agreement (“Shifting Control”), dated as of May 5, 2016, by and among Chesapeake Land Development Company, L.L.C., the Agent, and the Depository.

57.	Blocked Account Control Agreement (“Shifting Control”), dated as of May 5, 2016, by and among Chesapeake Midstream Development, L.L.C., the Agent, and the Depository.

58.	Blocked Account Control Agreement (“Shifting Control”), dated as of May 5, 2016, by and among Chesapeake NG Ventures Corporation, the Agent, and the Depository.

59.	Blocked Account Control Agreement (“Shifting Control”), dated as of May 5, 2016, by and among Chesapeake Operating, L.L.C., the Agent, and the Depository.

60.	Blocked Account Control Agreement (“Shifting Control”), dated as of May 5, 2016, by and among Compass Manufacturing, L.L.C., the Agent, and the Depository.

61.	Blocked Account Control Agreement (“Shifting Control”), dated as of May 5, 2016, by and among MC Mineral Company, L.L.C., the Agent, and the Depository.

62.	Blocked Account Control Agreement (“Shifting Control”), dated as of May 5, 2016, by and among Mid-Atlantic Gas Services, LLC, the Agent, and the Depository.

63.	Blocked Account Control Agreement (“Shifting Control”), dated as of May 5, 2016, by and among MidCon Compression, L.L.C., the Agent, and the Depository.

Exhibit C - 18

Part B: Original Term Loan Security Documents

1.	Security Agreement, dated as of August 23, 2016, by the Borrower and certain of its subsidiaries from time to time party thereto in favor of the Collateral Trustee for the benefit of the Term Loan Secured Parties.

Exhibit C - 19